Discussion Materials Prepared

For

The Special Committee of The Board of Directors of

Boston Restaurant Associates, Inc.

March 16, 2006

BB&T Capital Markets

CORPORATE BANKING I INVESTMENT BANKING I SALES & TRADING I RESEARCH

BB&T Capital Markets

Table of Contents

Section

I.

Executive Summary

II.

Company Overview

Valuation Methodology

III.

A.

Overview

B.

Comparable Company Analysis

C.

Precedent Transactions Analysis

D.

Premiums Paid Analysis

E.

Discounted Cash Flow Analysis

F.

Adjusted Book Value Analysis

IV.

Opinion Letter

Appendices

A.

Comparable Company Descriptions

B.

Precedent Transaction Descriptions

C.

Size Discount, Illiquidity Discount and Control Premium Discussion

BB&T Capital Markets

I.

Executive Summary

BB&T Capital Markets

Executive Summary
 Introduction

On June 14, 2005, BB&T Capital Markets (“BBTCM”) was engaged by the Special Committee of the Board of
Directors (“Special Committee”) of Boston Restaurant Associates (“BRAI” or “the Company”) to assist in the execution of a sale of the Company.

On December 7, 2005 the Special Committee and BBTCM received from Dolphin Direct Equity Partners (“the
Purchaser” or “Dolphin”) a revised non-binding indication of interest to purchase, through an acquisition vehicle, the Company’s issued and outstanding common stock and convertible preferred stock for an aggregate purchase price of $6.9 million (including the effect of in-the-money options and warrants), or an effective $0.70 per common share.

As part of our advisory services, BBTCM has been asked to render an opinion (“the Opinion”) to the Special
Committee as to the fairness, from a financial point of view, of the consideration to be paid by the Purchaser for the outstanding equity of BRAI.

The use of the Opinion is subject to the provisions of the investment banking engagement letter signed and agreed to by and between the Special Committee and BBTCM on June 14, 2005.

BB&T Capital Markets

Executive Summary
Sale Process Overview

As part of the sale process, BBTCM approached 123 potential buyers of BRAI.

Of the 48 parties who received the confidential information memorandum, 7 parties submitted preliminary indications of interest.

Of the 7 parties who submitted indications of interest, 5 attended meetings with the management team.

Of the 5 parties that attended management meetings, 3 parties submitted offers.

Of the 123 buyers approached, 48 parties signed a confidentiality agreement and were subsequently sent a confidential information memorandum.

The Special Committee chose to enter into negotiations with Dolphin.

-

-

-

69 potential financial buyers.

43 potential strategic buyers.

11 other potential “hybrid” buyers (typically individuals with significant experience in the restaurant industry and adequate financial resources to complete a transaction).

BB&T Capital Markets

Executive Summary
Transaction Details

The synopsis below is based on the information contained in the Draft Agreement and Plan of Merger dated as of March 6, 2006 by and between BRAI, Braidol Acquisition Corp. (“Braidol”, a newly-
formed, 100% subsidiary of Dolphin) and Dolphin.

-

-

The Merger: Braidol Acquisition Corp. will be merged into and with BRAI, whereupon
Braidol will cease to exist and BRAI will be the sole surviving corporation.

Total Consideration: $6.9 million (including effects of in-the-money options and warrants)
consisting of the following components:

Common Stock: $4.9 mm

7.0 mm shares outstanding x $0.70 per share;

0.7 mm in-the-money options and warrants outstanding x $0.70 per share, less cash from exercise of options and warrants of  $0.3 mm; and

Liquidation preference of $0.85 x 1.1 mm shares outstanding (as defined in
Certificate of Designation), plus $0.70 x 1.1 mm shares outstanding.

Stock options and warrants: $0.2 mm

Company Preferred Stock: $1.8 mm

-

In addition, the Purchaser will assume $3.7 mm in net debt.

BB&T Capital Markets

Executive Summary
Fairness Opinion Procedures

In connection with our review of the Transaction and the preparation of our Opinion, we have, among other things:

-

Reviewed a draft of the Merger Agreement and discussed material terms of the Transaction with the Special
Committee, the Special Committees’ counsel and representatives of the Purchaser;

-

Reviewed the Company’s audited financial statements for the fiscal years ended the last Sunday in April
2002, 2003, 2004 and 2005;

-

Reviewed among other public information, the Company’s Annual Reports, Forms 10-K, and related financial information for the fiscal years ended April 2002, 2003, 2004 and 2005;

-

Reviewed certain unaudited information of the Company, including unaudited quarterly financial statements, forms 10-Q, other SEC documents including forms 8K, 13D, among others;

-

Compared the financial position and results of operations of the Company with those of certain publicly traded companies that we deemed to be relevant;

-

Compared the proposed financial terms of the Transaction with the financial terms of certain other business combinations that we deemed to be relevant;

-

Compared the premium paid in the Transaction with premiums paid in other transactions where the target was a public company;

-

Analyzed a discounted cash flow scenario of the Company utilizing projections developed by BBTCM based on assumptions discussed with management of the Company and reviewed with management of the
Company;

-

Analyzed the adjusted book value for BRAI; and

-

Reviewed other such financial studies and analyses and performed such other investigations and took into account such other matters as we deemed to be material or otherwise necessary or appropriate to render our opinion, including our assessment of economic and market conditions.

We have relied upon and assumed the accuracy and completeness of all information furnished to us by or on behalf of BRAI.

BB&T Capital Markets

II. Company Overview

BB&T Capital Markets

Company Overview

Business Overview

BRAI is a public company traded on the Over-the-Counter Bulletin Board (OTCBB) under the symbol
BRAI.OB.

-

-

-

Current market capitalization of $4.2 mm as of March 15, 2006 (7.0 mm shares outstanding; $0.60 per share).

Last twelve months ("LTM") revenue of $23.0 mm (period ending 1/22/2006).

Adjusted LTM EBITDA of $2.1 mm (period ending 1 /22/2006).

Headquartered in Saugus, MA, BRAI operates a chain of 16 restaurants which include 13 pizzerias under the Pizzeria Regina brand name and three full-service family-style Italian/American restaurants under the
Polcari's North End ("Polcari's") brand name.

-

All Pizzeria Regina restaurants feature the Company's signature product - its premium hand-tossed Neapolitan style, thin crust pizza, prepared in gas-fired brick ovens.

-

Twelve of the Pizzeria Regina restaurants are food court kiosks catering primarily to the lunchtime diner.

Self-service, take-out style emphasizing pizza by the slice with common area seating.

-

The original 1926 North End Pizzeria Regina is a wait-service restaurant which serves both lunch and dinner.

Full-service style emphasizing whole pizzas with in-restaurant seating and a license to sell beer and wine.

Competitors include: Other food court kiosks, Sbarro, Pizza Hut, Papa John's, Domino's, among others.

-

Pizzeria Regina is one of the oldest pizzerias in the United States and one of the best known pizza brands in the greater Boston and southeastern New England markets.

The Polcari's concept is a full-service Italian/American casual dining restaurant that attempts to capture the atmosphere of Boston's Italian North End in the 1940s and 1950s.

-

The restaurant competes with other casual, full-service restaurants primarily on the basis of menu selection, quality, price, service, ambiance and location.

Competitors include: Bertucd's, Maggiano's, Vinny T's, Carrabba's, Romano's Macaroni Grill, Olive Garden and The - Chateau
Restaurant.

-

BB&T Capital Markets

Company Overview

Restaurant Locations

The Company currently has a total of 16 locations, the majority of which are in close proximity to greater Boston.

Two of the Company's locations are not located in the greater Boston-area and therefore are not shown on the map below; both are Pizzeria Regina kiosk formats, one in Paramus, NJ and one in Oviedo, FL.

Pizzeria Regina

Polcari’s North End

BB&T Capital Markets

Company Overview

Historical Income Statement Data

(1)

Includes public company costs that BRAI will not incur as a private company.

(2)

Excludes income from discontinued operations, including Polcari’s Cambridge, Polcari’s Hyannis and Pizzeria Regina in Richmond, VA.

BRAI’s historical income statements for the fiscal years ended April 2004 and 2005, and LTM as of January 22, 2006.

Income Statement

LTM as of

(Actual Dollars)

FY2004

FY2005

1/22/2006

Total Revenue

$19,701,597

$22,590,780

$23,031,681

Cost of Food, Beverages & Liquor

$3,805,428

55,120,863

$4,963,205

Gross Profit

$15,896,169

$17,469,917

$18,068,476

% margin

80.7%

77.3%

78.5%

Total Operating Expenses

14,776,067

15,740,482

$16,264,148

EBITDA Before Pre-opening Expenses

$1,120,102

$1,729,435

$l,804,328

% margin

5.7%

7.7%

7.8%

Adjustments to EBITDA (1)

244,863

244,863

285,954

Adjusted EBITDA

$1,364,965

$1,974,298

$2,090,283

Pre-opening Expenses

77,140

$93,196

$0

EBITDA After Pre-opening Expenses

$1,287,825

$1,881,102

$2,090,283

Depreciation & Amortization

$930,271

$976,686

$966,386

EBIT

$357,554

$904,416

$1,123,897

% margin

1.8%

4.0%

4.9%

Other Income/(expense)

$39,409

$8,418

$22,061

Interest Income

$333,994

$2,905

$13,604

Interest Expense

($496,090)

($478,037)

($391,622)

Pre-tax Income

$234,867

$437,702

$767,940

% margin

1.2%

1.9%

3.3%

Income Tax Benefit / (Expense)

(91,545)

6,915

6,915

Net Income (2)

$143,322

$444,617

$774,855

% margin

0.7%

2.0%

3.4%

Year Ended April 24,

BB&T Capital Markets

Company Overview

Historical Balance Sheet Data

Balance Sheet

As of

(Actual Dollars)

1/22/2006

ASSETS

Cash And Equivalents

837,035

Accounts Receivable

115,005

Inventory

482,333

Prepaid Exp. &

.

other Current Assets

150,404

    Total Current Assets

1,584,777

Gross Property, Plant & Equipment

12,041,039

Accumulated Depreciation

(8,269,819)

    Net Property, Plant & Equipment

3,771,220

Goodwill

453,643

Other Long-Term Assets

504,522

Total Assets

6,314,162

LIABILITIES AND STOCKHOLDER’S EQUITY

Accounts Payable

624,407

Accrued Exp.

1,301,140

Curr. Port. of LT Debt

380,831

Current Liabilities of Discontinued Operations

244

    Total Current Liabilities

2,306,622

Noted Payable to Stockholder, Less Current Maturities

77,410

Long-term Debt, Less Current Maturities

1,663,339

Subordinated Debentures

1,450,000

Deferred Rent

351,067

Other Long-term Liabilities (1)

113,215

Total Liabilities

5,961,653

Pref. Stock, Convertible

946,278

Common Stock

70,602

Additional Paid In Capital

10,960,396

Retained Earnings

(11,600,075)

Treasury Stock

(24,692)

Total Stockholder’s Equity

352,509

Total Liabilities And Equity

6,314,162

(1)

Reflects a loan outstanding to Anthony Polcari’s Trust. This loan is interest bearing and included in calculation of total debt

BB&T Capital Markets

Company Overview
Annotated Trading History — 1/1/05 through 3/15/06

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

1/3/05

2/3/05

3/3/05

4/3/05

5/3/05

6/3/05

7/3/05

8/3/05

9/3/05

10/3/05

11/3/05

12/3/05

1/3/06

2/3/06

3/3/06

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

Private placement of 1,147,059
shares of Series A Participating
Preferred Stock for $0.85 per share

BRAI files 8K announcing hiring of
BBTCM to explore strategic
alternatives

Dolphin purchases 1.7 mm shares
from Roger Lipton @ $.50/share

Dolphin submits initial indication of
interest for aggregate price of at least
$5 mm

Dolphin submits revised indication
of interest @ $.70/share

BB&T Capital Markets

Company Overview
Annotated Trading History — 1/1/05 through 3/15/06

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

1/3/05

2/3/05

3/3/05

4/3/05

5/3/05

6/3/05

7/3/05

8/3/05

9/3/05

10/3/05

11/3/05

12/3/05

1/3/06

2/3/06

3/3/06

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

Avg. price per share
(1/1/05 — 3/15/06):$0.52

Dolphin's offer price
pet share: $0.70

BB&T Capital Markets

III. Valuation Methodology

BB&T Capital Markets

A. Overview

BB&T Capital Markets

Valuation Methodology
Overview

BBTCM has valued the operations of BRAI using the following commonly applied methodologies :

-

Comparable Company Analysis.

Assesses transaction valuation implied by various metrics derived from the public market trading of a peer group of companies deemed comparable.

The companies in the group are publicly traded going concerns, chosen based on industry focus.

-

Precedent Transaction Analysis.

Assesses transaction values based on the valuation implied by various metrics derived from M&A transactions involving businesses with similar strategic and operating characteristics as BRAI.

-

Public Take-Out Premium Analysis.

Assesses premiums paid for controlling interest of public companies over a period of time.

Analysis incorporates the broad market as well as industry focused transactions.

-

Adjusted Book Value.

Estimates the current market value of assets by making appropriate adjustments for current market rate of leases, current build-out costs for units, and current value of North End property.

-

Discounted Cash Flow Analysis.

Assesses company valuation implied by the present value of projected future cash flows using selected discount rates added to a discounted terminal value.

[redacted]

[redacted]

[redacted]

Pizzeria Regina

BB&T Capital Markets

Valuation Methodology
Summary

As presented below, BRAI’s implied enterprise value of $10.6 million is within the range of value indicated by the valuation methodologies used.

Implied Enterprise Value for BRAI:

$10.6 mm

Comparable Companies Analysis

Precedent Transaction Analysis

Premiums Paid Analysis

DCF Analysis

Adjusted Book Value Analysis

Quick Service Restaurant (“QSR”)

Family & Casual Dining

Public Company Acquisitions

Private Company Acquisitions

Overall Market

Restaurants

$4.0

$6.0

$8.0

$10.0

$12.0

$14.0

$16.0

Implied BRAI Enterprise Value

$7.6

$14.6

$14.3

$5.1

$7.6

$9.4

$9.0

$8.7

$7.4

$8.8

$9.4

$11.2

$9.9

$9.5

$11.5

$   10.3

BB&T Capital Markets

B. Comparable Company Analysis

BB&T Capital Markets

Comparable Company Analysis
Overview

To construct a comparable companies valuation for BRAI, BBTCM identified 8 quickservice restaurant
(“QSR”) publicly-traded companies and 14 family & casual dining publicly traded companies to account for BRAI’s two distinct concepts.

The 22 companies, separated by segment include:

For more information on the comparable companies see Appendix A – Comparable Companies
Descriptions.

-

-

The median revenue for the QSR and family & casual dining comparable companies noted in the following analysis are $553.9 million and $255.8 million, respectively.

The median EBITDA for the QSR and family & casual dining comparable companies noted in the following analysis is $57.0 million and $22.2 million, respectively.

-

BackYard Burgers (BYBI)

-

Benihana (BNHNA)

-

Frisch’s Restaurant (FRS)

-

Dominos Pizza (DPZ)

-

Brinker International (EAT)

-

Grill Concepts (GRIL)

-

Jack in the Box (JBX)

-

BUCA (BUCA)

-

J. Alexander’s (JAX)

-

Morgan’s Foods (MRFD)

-

CEC Entertainment (CEC)

-

Max & Erma’s (MAXE)

-

Noble Roman’s (NROM)

-

Champps Entertainment (CMPP)

-

O’Charley’s (CHUX)

-

Papa John’s International (PZZA)

-

Darden Restaurants (DRI)

-

Tumbleweed (TMBL)

-

Rubio’s Restaurants (RUBO)

-

Flanigan’s Enterprises (BDL)

-

YUM Brands (YUM)

-

Friendly Ice Cream Corp (FRN)

Quick Service Restaurant

Family & Casual Dining

Family & Casual Dining

(

cont.)

BB&T Capital Markets

Comparable Company Analysis
LTM Financial Data — QSR Restaurants

(1) Includes addbacks for public company costs that BRAI will not incur as a private company.

Gross Profit

EBITDA

EBIT

Margin

Margin

Margin

Quick Service Restaurant

Back Yard Burgers Inc.

BYBI

$

41.0

$

13.0

$

3.6

$

1.4

($0.0

)

31.7

%

8.8

%

3.4

%

(0.1

%)

Dominos Pizza Inc.

DPZ

$

$

385.3

$

233.9

$

201.5

$

108.3

25.5

%

15.5

%

13.3

%

7.2

%

Jack in the Box Inc.

JBX

$

2,589.2

$

439.6

$

248.2

$

161.2

$

91.3

17.0

%

9.6

%

6.2

%

3.5

%

Morgan’s Foods Inc.

MRFD

$

86.0

$

14.7

$

9.8

$

6.5

$

3.2

17.1

%

11.3

%

7.6

%

3.7

%

Noble Roman’s Inc.

NROM

$

8.1

$

7.1

$

3.1

$

3.0

$

3.3

87.7

%

38.4

%

36.5

%

40.1

%

Papa John’s International Inc.

PZZA

$

968.8

$

496.6

$

102.6

$

73.8

$

44.3

51.3

%

10.6

%

7.6

%

4.6

%

Rubio’s Restaurants Inc.

RUBO

$

139.0

23.4

$

11.4

$

3.8

$

2.5

16.8

%

8.2

%

2.7

%

1.8

%

Yum! Brands Inc.

YUM

$

9,349.0

$

4,417.0

$

1,644.0

$

1,175.0

$

762.0

47.2

%

17.6

%

12.6

%

8.2

%

Mean

$

l,836.6

$

724.6

$

282.1

$

203.3

$

126.9

36.8

%

15.0

%

11.2

%

8.6

%

Median

$

553.9

$

204.3

$

57.0

$

40.1

$

23.8

28.6

%

11.0

%

7.6

%

4.1

%

Boston Restaurant Associates

BRAI

$

23.0

$

18.1

$

2.1

(1)

$

1.1

$

0.8

78.5

%

9.1

%

4.9

%

3.4

%

LTM Operating Results

($ in millions)

Ticker

Revenue

Gross

Profit

EBITDA

EBIT

Net

Income

NI

Margin

1,511.6

$

BB&T Capital Markets

Comparable Company Analysis
LTM Financial Data — QSR Restaurants

(1) Assumes proposed purchase price of $0.70 per share.

($ in millions)

LTM

LTM

Ticker

P/E

PEG Ratio

Revenue

EBITDA

Quick Service Restaurant

Back Yard Burgers Inc.

BYBI

$

4.50

$

22.0

$

29.3

NM

NA

0.7x

8.1x

0.9x

Dominos Pizza Inc.

DPZ

$

27.97

$

1,881.6

$

2,552.3

19.3x

1.8x

1.7x

10.9x

5.5x

Jack in the Box Inc.

JBX

$

42.11

$

1,455.9

$

1,695.8

16.6x

1.6x

0.7x

6.8x

1.3x

Morgan’s Foods Inc.

MRFD

$

4.25

$

11.6

$

48.9

3.6x

NA

0.6x

5.0x

1.0x

Noble Roman’s Inc.

NROM

$

0.97

$

15.8

$

25.8

4.9x

NA

3.2x

8.3x

1.7x

Papa John’s International Inc.

PZZA

$

31.07

$

1,031.0

$

1,070.4

24.7x

2.2x

l.1x

10.4x

3.1x

Rubio’s Restaurants Inc.

RUBO

$

10.20

$

96.1

$

82.1

37.6x

1.5x

0.6x

7.2x

1.4x

Yum! Brands Inc.

YUM

$

48.75

$

13,446.8

$

15,105.8

19.1x

1.7x

1.6x

9.2x

2.7x

Mean

$

2,245.1

$

2,576.3

-18.0x

1.7x

1.3x

8.2x

2.2x

Median

$

563.5

$

576.2

19.1x

1.7x

0.9x

8.2x

1.5x

Boston Restaurant Associates (1)

BRAI

$

0.70

$

6.9

$

10.6

8.9x

N/A

0.5x

5.1x

1.7x

Valuation Data

Stock

Market

Enterprise

TEV / LTM

Price

Cap

Value

Book Value

BB&T Capital Markets

Comparable Company Analysis
Implied Valuation Based on QSR Publicly Traded Comparables

Given that public company multiples are based on minority ownership positions, we have applied a
31.5% control premium to the implied minority equity value of BRAI (see Appendix C for more information).

The QSR publicly-traded comparable companies are much larger than BRAI and/or are generally more liquid, we have therefore applied a 50% size and illiquidity discount to the equity value of
BRAI (see Appendix C for more information).

Applying the median results from the QSR comparable companies analysis implies an enterprise value range of $7.6 – $14.6 million.

Summary of QSR Comparable Companies Analysis

($ in millions)

Market Cap /

LTM

LTM

Book

LTM

Revenue

EBITDA

Value

Net Income

0.88x

8.19x

1.53x

19.12x

BRAI Operating Results

$23.0

$2.1

$6.3

$0.8

Implied Enterprise Value

20.3

17.1

9.7

Less: Net Debt

3.7

3.7

3.7

Implied Unadjusted Minority Equity Value

$16.6

$13.4

$6.0

$14.8

Less: 50% Size & Illiquidity Discount

8.3

6.7

3.0

7.4

Implied Median Minority Equity Value

$8.3

$6.7

$3.0

$7.4

Add: 31.5% Control Premium

2.6

2.1

0.9

2.3

Implied Median Majority Equity Value

$10.9

$8.8

$3.9

$9.7

Add: Net Debt

3.7

3.7

3.7

3.7

Implied Median Majority Enterprise Value

$14.6

$12.5

$7.6

$13.4

Enterprise Value /

QSR Peer-Group MEDIAN Multiple

BB&T Capital Markets

Comparable Company Analysis
LTM Financial Data — Family & Casual Dining Restaurants

(1) Includes addabacks for public company costs that BRAI will not incur as a private company.

($ in millions)

Gross

Gross Profit

EBITDA

Profit

Margin

Margin

Family / Casual Dining

Benihana lnc.

BNHNA

$239.1

$45.5

$35.8

$24.9

$11.6

19.0%

15.0%

10.4%

4.8%

Brinker International Inc.

EAT

$4,117.1

$668.9

$492.2

$295.5

$181.5

16.2%

12.0%

7.2%

4.4%

BUCA Inc.

BUCA

$272.5

$30.4

$4.2

($10.1)

($43.4)

11.2%

1.6%

(3.7%)

(15.9%)

CEC Entertainment Inc.

CEC

$726.1

$407.7

$183.5

$122.2

$72.9

56.2%

25.3%

16.8%

10.0%

Champps Entertainment Inc.

CMPP

$218.8

$31.2

$16.4

$4.9

($1.7)

14.3%

7.5%

2.2%

(0.8%)

Darden Restaurants Inc.

DRJ

$5,504.4

$1,243.2

$730.3

$514.1

$317.2

22.6%

13.3%

9.3%

5.8%

Flanigan’s Enterprises Inc.

BDL

$50.5

$26.1

$4.1

$2.5

$1.2

51.7%

8.1%

5.0%

2.4%

Friendly Ice Cream Corp.

FRN

$559.8

$81.8

$42.7

$18.5

$2.7

14.6%

7.6%

3.3%

0.5%

Frisch’s Restaurants Inc.

FRS

$281.9

$89.2

$28.0

$15.3

$13.1

31.6%

9.9%

5.4%

4.6%

Grill Concepts Inc.

GRIL

$68.6

$7.7

$2.8

$0.7

$0.8

11.2%

4.1%

1.0%

1.2%

J. Alexander’s Corp.

JAX

$126.6

$45.0

$11.0

$6.1

$3.6

35.6%

8.7%

4.8%

2.8%

Max

&

Ermas Restaurants Inc.

MAXE

$183.7

$136.8

$9.8

$1.3

($1.3)

74.5%

5.3%

0.7%

(0.7%)

O’Charley’s Inc.

CHUX

$930.2

$472.5

$81.1

$37.3

$12.0

50.8%

8.7%

4.0%

13.0%

Tumbleweed Inc.

TMBL

$64.2

$10.0

$4.4

$2.3

($0.6)

15.5%

6.9%

3.6%

(0.9%)

Mean

$953.1

$235.4

$117.6

$74.0

$40.7

30.4%

9.6%

5.0%

1.4%

Median

$255.8

$63.7

$22.2

$10.7

$3.1

20.8%

8.4%

4.4%

l.9%

Boston Restaurant Associates

BRAI

$23.0

$18.1

$2.1

(1)

$1.1

$0.8

78.5%

9.1%

4.9%

3.4%

EBIT

LTM Operating Results

Ticker

Revenue

EBITDA

Margin

NI

Income

Margin

EBIT

BB&T Capital Markets

Comparable Company Analysis
LTM Financial Data — Family & Casual Dining Restaurants

(1) Assumes proposed purchase price of $0.70 per share.

($ in millions)

Stock

Market

Enterprise

LTM

LTM

Price

Cap

Value

P/E

PEG Ratio

Revenue

EBITDA

Book Value

Family / Casual Dining

Benihana Inc.

BNHNA

$29.76

$281.8

$293.9

24.2x

0.9x

1.2x

8.2x

1.7x

Brinker International Inc.

EAT

$42.61

$3,652.3

$4,084.3

21.1x

1.5x

l.0x

8.3x

1.8x

BUCA Inc.

BUCA

$5.27

$107.9

$131.3

NM

NA

0.5x

30.9x

0.9x

CEC Entertainment Inc.

CEC

$32.31

$1,102.4

$1,239.8

16.2x

1.4x

1.7x

6.8x

1.9x

Champps Entertainment Inc.

CMPP

$7.88

$103.9

$108.5

NM

NM

0.5x

6.6x

0.8x

Darden Restaurants Inc.

DRI

$41.07

$6,208.5

$7,071.8

20.8x

1.7x

1.3x

9.7x

2.3x

Flanigan’s Enterprises Inc.

BDL

$9.76

$18.3

$22.2

12.6x

NA

0.4x

5.4x

1.0x

Friendly Ice Cream Corp.

FRN

$9.45

$74.6

$285.4

NM

NA

0.5x

6.7x

1.3x

Frisch’s Restaurants Inc.

FRS

$21.30

$108.1

$152.3

11.8x

NA

0.5x

5.4x

0.9x

Grill Concepts Inc.

GRIL

$3.50

$20.0

$21.3

31.9x

NA

0.3x

7.5x

1.0x

J. Alexander’s Corp.

JAX

$8.00

$52.2

$68.1

13.5x

NA

0.5x

6.2x

0.7x

Max & Ermas Restaurants Inc.

MAXE

$10.90

$27.8

$56.7

NM

NA

0.3x

5.8x

0.8x

O’Charley’s Inc.

CHUX

$18.05

$413.6

$593.6

23.4x

1.8x

0.6x

7.3x

0.9x

Tumbleweed Inc.

TMBL

$1.30

$7.9

$26.8

NM

NA

0.4x

6.1x

0.7x

Mean

$870.0

$1,011.1

19.5x

1.5x

0.7x

8.6x

1.2x

Median

$105.9

$141.8

20.8x

1.5x

0.5x

6.7x

0.9x

Boston Restaurant Associates (1)

BRAI

$0.70

$6.9

$10.6

8.9x

N/A

0.5x

5.1x

1.7x

Valuation Data

Ticker

TEV/LTM

BB&T Capital Markets

Comparable Company Analysis
Implied Valuation Based on Family & Casual Dining Publicly Traded Comparables

The family and casual dining publicly-traded comparable companies are much larger than BRAI and/or are generally more liquid, we have therefore applied a 50% size and illiquidity discount to the equity value of BRAI
(see Appendix C for more information).

Given that public company multiples are based on minority ownership positions, we have applied a 31.5% control premium to the implied minority equity value of BRAI (see Appendix C for more information).

Applying the median results from the family & casual dining comparable companies analysis implies an enterprise value range of $5.1 - $14.3 million.

Summary of Family & Casual Dining Comparable Companies Analysis

$14.3

$5.1

$10.5

$9.2

Implied Median Majority Enterprise Value

3.7

3.7

3.7

3.7

Add: Net Debt

$10.6

$1.4

$6.8

$5.5

Implied Median Majority Equity Value

2.5

0.3

1.6

1.3

Add: 31.5% Control Premium

20.85x

0.92x

6.72x

0.52x

Family & Casual Dining Peer-Group MEDIAN Multiple

Market Cap /

Enterprise Value /

($ in millions)

Implied Median Minority Equity Value

Less: 50% Size & Illiquidity Discount

Implied Unadjusted Minority Equity Value

Less: Net Debt

Implied Enterprise Value

BRAI Operating Results

$8.1

$1.1

$5.2

$4.2

8.1

1.1

5.2

4.2

$16.2

$2.1

$10.4

$8.4

3.7

3.7

3.7

5.8

14.1

12.1

$0.8

$6.3

$2.1

$23.0

LTM
Net Income

Book
Value

LTM
EBITDA

LTM
Revenue

BB&T Capital Markets

C. Precedent Transaction Analysis

BB&T Capital Markets

Precedent Transaction Analysis
Overview

BBTCM has reviewed all transactions in various sectors of the restaurant industry that have closed since 2000
(primarily quickservice and family & casual dining) and selected those for which sufficient transaction information was available.

As noted on the following page, BBTCM identified a number of recent transactions that disclosed some, if not all, relevant transaction valuation data.

We have segmented the transactions by those involving public company targets and those involving private company targets.

In deals involving private target companies, transaction data points are often unavailable.

The median LTM revenue and LTM EBITDA for transactions where the target was public was $225.5 million and
$25.2 million, respectively.

The median LTM revenue and LTM EBITDA for transactions where the target was private was $141.6 million and
$16.4 million, respectively.

For more information on the precedent transactions see Appendix B – Precedent Transaction Descriptions.

BB&T Capital Markets

Precedent Transaction Analysis
Precedent Transactions – Public Company Target

Comparable M&A Transactions with Private Company Target

5.6x

0.6x

MEDIAN

5.9x

0.7x

MEAN

5.0x

l.0x

77.5

377.8

388.6

Sbarro Inc.

MBO/Sbarro Management

6/1/2000

5.6x

1.5x

25.1

97.3

141.1

TCBY Inc

Capricorn Investors III LP

6/28/2000

4.7x

0.6x

116.5

961.8

550.0

Buffets Inc.

Caxton-Iseman Capital, Sentinel Capital

10/12/2000

6.5x

1.0x

25.2

165.9

163.8

Taco Cabana, Inc.

Carrols Corp.

12/19/2000

2.3x

0.2x

25.7

265.2

57.7

Rainforest Café

Landry’s Restaurants Inc.

12/20/2000

5.4x

0.7x

30.1

246.1

163.5

Uno Restaurant Corp./Pizzeria Uno

MBO/Uno Management

1/18/2001

5.9x

0.6x

12.2

125.8

72.2

II Fomaio America

Bruckmann, Rosser, Sherrill

5/14/2001

8.4x

0.7x

8.0

91.2

66.9

Santa Barbara Restaurant Group, Inc.

CKE Restaurants Inc. (NYSE:CKR)

03/01/2002

3.8x

0.4x

14.6

137.5

55.4

Interfoods of America

MBO/Berg (CEO) and Wemple (President)

4/1/2002

5.6x

0.4x

45.9

647.0

257.0

Shoney’s, Inc.

Lone Star Funds

4/10/2002

11.3x

0.7x

14.6

238.3

165.3

Morton’s Restaurant Group

Castle Harlan

7/25/2002

5.1x

0.6x

26.5

217.5

134.7

Garden Fresh Restaurant Corp.

Centre Partners/Fairmont Capital

3/10/2004

NM

0.5x

(6.1)

53.8

28.5

Schlotzsky’s, Inc.

Bobby Cox Companies

1/10/2005

6.0x

0.5x

2.8

33.2

17.0

Elmer’s Restaurants Inc.

MBO Led by Chairman and President

03/11/2005

5.7x

0.6x

23.2

233.5

131.8

Quality Dining Inc.

MBO Led by CEO

04/13/2005

7.4x

0.6x

$26.7

$359.2

$198.1

Worldwide Restaurant Concepts

Pacific Equity Partners

9/23/2005

EBITDA

Revenue

EBITDA

Revenue

Transaction
EV

Target/Unit

Buyer/Unit

Close
Date

Transaction EV/

Target LTM Financials

Source: SEC Documents, sell-side equity research, articles, and BBTCM estimates.

BB&T Capital Markets

Precedent Transaction Analysis
Precedent Transactions – Private Company Target

Comparable M&A Transactions with Private Company Target

6.3x

0.7x

Median

8.3x

0.9x

Mean

NA

0.5x

NA

41.0

18.7

Yum! Brands Inc./64 Pizza Huts

NPC International, Inc.

6/8/2000

5.9x

0.6x

21.8

220.6

129.5

Prandium Inc./El Torito Restaurants

Acapulco Mexican Restaurants, Inc.

6/29/2000

9.1x

0.9x

5.9

61.5

53.6

71 Popeye’s Restaurants

Interfoods of America

9/19/2000

3.2x

0.2x

3.3

46.6

10.6

Chicago Pizza & Brewery Inc.

BJ Chicago and Jacmar Cos

7/16/2001

4.3x

0.7x

4.8

29.9

21.0

Vinny Testa’s of Boston

BUCA Inc.

1/15/2002

6.1x

0.8x

20.3

162.4

123.5

Avado Brands Inc./McCormick & Schmicks

Castle Harlan and Bruckmann Rosser Sherrill

1/24/2002

3.9x

0.5x

32.5

274.9

127.0

Houlihans Restaurants

Scoggin Ventures

2/2/2002

NA

0.6x

NA

279.0

155.8

Bon Appetit

Compass Group

5/24/2002

NA

0.6x

NA

200.0

112.3

ICH Corp./Sybra Inc.(Arbys franchisee)

Triarc Companies Inc.

7/25/2002

4.2x

0.5x

125.4

1,054.2

525.0

Buffets Inc.

Caxton-Iseman Capital, Inc.

08/5/2002

23.1x

3.5x

11.9

78.0

275.0

Baja Fresh Mexican Grill

Wendy’s International Inc.

12/4/2002

22.0x

2.0x

2.0

23.0

45.0

ACI Capital/Qdoba Restaurants

Jack in the Box Inc.

1/28/2003

5.4x

0.7x

27.3

201.4

147.1

Ninety Nine Restaurant & Pub

O’Charley’s

1/28/2003

NM

3.2x

(0.9)

12.6

40.3

Montana Mills Bread Company

Krispy Kreme Doughnuts Inc.

4/7/2003

NA

0.6x

NA

125.0

75.0

Cheddar’s Inc

Brazos Private Equity Partners

11/19/2003

NA

0.7x

NA

3.0

2.2

Chicago Pizza & Brewery Inc./Pierro’s Pizza

Private Group led by Ken Bay and Ray David

2/17/2004

9.9x

0.7x

17.6

240.5

174.5

Saunders, Karp and Megrue/Mimi’s Cafe

Bob Evans Farms

7/7/2004

NA

0.4x

NA

50.0

21.0

AFC Enterprises/Cinnabon

Roark Capital Group

11/4/2004

NA

0.3x

NA

515.0

141.6

Lone Star Funds/Captain D’s

Charlesbank, Grotech Partners

12/27/2004

5.5x

0.7x

32.7

265.0

180.0

Uno Restaurant Corp.

Centre Partners

2/23/2005

NA

0.9x

NA

796.0

687.8

RTM Restaurant Group

Triarc Companies

7/25/2005

NA

1.lx

NA

140.0

150.0

TB Corp./Taco Bueno

Palladium Equity Partners

8/11/2005

6.6x

0.7x

37.1

348.0

245.0

The Restaurant Company

Castle Harlan

9/23/2005

10.0x

NA

$ 20.0

NA

200.0

Claim Jumper Enterprises

Leonard Green & Partners

10/14/2005

6.6x

0.8x

30.0

250.0

198.0

Garden Fresh Restaurant Corp.

Sun Capital Partners

10/19/2005

9.7x

1.8x

42.9

$230.4

$415.0

El Pollo Loco

Trimaran Capital Partners

11/21/2005

EBITDA

Revenue

EBITDA

Revenue

Transaction
EV

Target/Unit

Buyer/Unit

Close
Date

Transaction EV/

Target LTM Financials

Source: SEC Documents, sell-side equity research, articles, and BBTCM estimates.

$13.3

$16.2

Implied Enterprise Value

$10.1

$13.2

Implied Enterprise Value

BB&T Capital Markets

31

Precedent Transaction Analysis
 Implied Valuation

The following table applies the median of the transaction multiples for public targets and private targets to BRAI’s LTM operating results.

For transaction multiples where the target was public, the target’s LTM EBITDA includes public company costs and therefore we have not added back public company costs to BRAI’s EBITDA.

For transaction multiples where the target was private, the target’s LTM EBITDA does not include public company costs and therefore we have added back public company costs to BRAI’s EBITDA.

We have applied a 40% size discount to the equity value of BRAI because the targets in the transactions listed are much larger than BRAI (see Appendix C for more information).

Applying the median results from the precedent transaction analysis implies an enterprise value range of $7.6 – $9.4 million for transactions where the target was a public company and $9.4 – $11.2 million for transactions where the target was a private company.

Summary of Precedent Transaction Analysis

$9.4

$11.2

Adjusted Implied Enterprise Value

3.7

3.7

Plus: Net Debt

$5.7

$7.5

Adjusted Equity Value

3.8

5.0

Less: Size discount of 40.0%

$9.6

$12.5

Implied Equity Value

3.7

3.7

Less: Net Debt

$2.1

$23.0

BRAI LTM Operating Results

6.3x

0.7x

Private Target Median Multiple

EBITDA

Revenue

Enterprise Value / LTM

($ in millions)

$7.6

$9.4

Adjusted Implied Enterprise Value

3.7

3.7

Plus: Net Debt

$3.9

$5.7

Adjusted Equity Value

2.6

3.8

Less: 40.0% Size Discount

$6.4

$9.5

Implied Equity Value

3.7

3.7

Less: Net Debt

$1.8

$23.0

BRAI LTM Operating Results

5.6x

0.6x

Public Target Median Multiple

EBITDA

Revenue

Enterprise Value / LTM

($ in millions)

D. Public Take-Out Premium Analysis

BB&T Capital Markets

Public Take-Out Premium
General Market Premiums vs. 5 Trading Days Prior Close Price

Over the past 10 years, the average premium paid for a public takeover was 31.5% relative to the seller’s stock price 5 trading days before the acquisition announcement.

(1) Premiums are based on the seller’s closing price five trading days before the initial announcement. Negative premiums are excluded from the data.
Source: Mergerstat

Median Premiums (1) in Public Takeovers Based on the Target’s Stock Price 5
Trading Days Prior to Acquisition Announcement (1996 - 2005)

34.6%

41.1%

40.5%

34.4%

31.6%

23.4%

24.1%

30.1%

27.3%

27.5%

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

10 Year Average:
31.5%

BB&T Capital Markets

Public Take-Out Premium
General Market Premiums vs. 20 Trading Days Prior Close Price

Over the past 10 years, the average premium paid for a public takeover was 39.7% relative to the seller’s stock price 20 trading days before the acquisition announcement.

(1) Premiums are based on the seller’s closing price 20 trading days before the initial announcement. Negative premiums are excluded from the data.
Source: Mergerstat

Median Premiums (1) in Public Takeovers Based on the Target’s Stock Price 20
Trading Days Prior to Acquisition Announcement (1996 - 2005)

36.4%

38.4%

37.6%

46.7%

48.9%

50.4%

41.9%

39.9%

28.3%

29.0%

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

10 Year Average:
39.7%

BB&T Capital Markets

Public Take-Out Premium
Restaurant Industry Premiums

The premiums paid for public takeovers in the broader market has been higher than transactions that have occurred in the overall restaurant industry.

-

-

5-day public takeover premium for restaurants of 21.8% v. overall market of 31.5%.

20-day public takeover premium for restaurants of 28.0% v. overall market of 39.7%.

Premium

28.0%

21.8%

Median

9%

NM

11/30/1995

CKE Restaurants Inc.

Summit Family Restaurants Inc.

NM

0%

09/02/1997

Boston Ventures Management, Inc.

Ground Round Restaurants

8%

8%

09/11/1997

The Restaurant Co

Perkins Family Restaurants

10%

5%

10/21/1997

Berkshire Hathaway Inc.

International Dairy Queen

11%

10%

10/22/1997

Citygroup Venture Capital, Ltd.

DavCo Restaurants Inc.

38%

35%

04/03/1998

Bertucci’s Corp.

Bertucci’s Inc.

63%

36%

04/23/1998

Piccadilly Cafeterias

Morrison Restaurants, Inc

2%

1%

04/28/1998

Nautic Partners

Skyline Chili, Inc.

19%

14%

06/04/1998

Carrols Corp.

Pollo Tropical, Inc.

2%

32%

09/18/1998

Consolidated Restaurants Operations, Inc.

Spaghetti Warehouse

32%

14%

12/03/1998

MBO led by CEO

Back Bay Restaurant Group

33%

12%

12/11/1998

CBRL Group

Logan’s Roadhouse, Inc.

15%

18%

03/18/1999

MBO led by CEO

Rock Bottom Restaurants

57%

68%

02/01/2000

Capricorn Investors

TCBY Enterprises, Inc.

17%

17%

02/09/2000

Landry’s Restaurants

Rainforest Cafe, Inc.

27%

27%

06/05/2000

Caxton-Iseman Capital, Sentinel Capital Partners

Buffets Inc.

45%

45%

07/14/2000

Jacksonville Restaurants Acquisition Corp.

Cucos Inc.

44%

58%

09/26/2000

Landry’s Restaurants

Rainforest Café. Inc.

104%

110%

10/06/2000

Carrols Corp.

Taco Cabana. Inc.

32%

56%

10/25/2000

MBO led by Chairman

Uno Restaurant Corp.

33%

22%

11/15/2000

Bruckmann, Rosser, Sherrill

Il Fornaio America Corp.

28%

38%

12/20/2000

The Jacmar Companies

BJ’s Restaurants Inc.

28%

21%

02/07/2001

Compass Group plc

Morrison Management Specialists, Inc.

52%

40%

02/15/2001

BancBoston Capital, Fairmont Capital, Goldner Hawn

VICORP Restaurants. Inc.

39%

47%

03/31/2001

Take private led by Stephen Oyster

Pancho’s Mexican Buffet, Inc.

63%

111%

10/05/2001

HillStreet Capital Inc.

Blimpie International, Inc.

8%

2%

12/21/2001

CKE Restaurants Inc

Santa Barbara Restaurant Group, Inc.

11%

12%

12/21/2001

MBO led by CEO

Quizno’s Corporation

123%

150%

12/24/2001

MBO led by CEO

Interfoods of America

29%

16%

01/24/2002

Lone Star Funds

Shoney’s, Inc.

23%

12%

07/15/2002

Castle Harlan

Morton’s Restaurant Group Inc.

32%

27%

09/30/2003

Centre Partners Management, Fairmont Capital

Garden Fresh Restaurant Corp.

11%

5%

11/10/2004

MBO led by CEO

Quality Dining Inc.

48%

42%

04/28/2005

Pacific Equity Partners

Worldwide Restaurant Concepts Inc.

0%

0%

11/17/2005

Steakhouse Partners Inc

Roadhouse Grill Inc.

21%

19%

12/08/2005

Wellspring Capital Management

Dave & Buster’s Inc.

25%

23%

12/12/2005

Newcastle Partners

Fox & Hound Restaurant Group

20-day

5-day

Date

Acquiror

Target Company Name

(1) Premiums are based on the seller’s closing price 5 trading days and 20 trading days before the initial announcement. Negative premiums are excluded from the data.
Source: Capital/IQ

BB&T Capital Markets

Public Take-Out Premium
Implied Valuation

The following table applies the median of the 5-day and 20-day premiums for restaurant specific and overall market transactions to BRAI’s 5-day and 20 day premium.

-

Announcement date assumed to be 6/24/05 – filing date of Form 8K announcing
BRAI had hired BB&T Capital Markets to explore strategic alternatives.

Applying the median results from the overall market premiums paid analysis implies an enterprise value range of $9.0 – $9.9 million.

Applying the median results from the restaurant specific premiums paid analysis implies an enterprise value of $8.7 – $9.5 million.

(Actual dollars and shares)

5-day

20-day

5-day

20-day

Median Take-out Premium

21.8%

28.0%

31.5%

39.7%

BRAI Stock Price

$0.40

$0.45

$0.40

$0.45

Implied Equity Value

$0.49

$0.58

$0.53

$0.63

Fully diluted shares outstanding

8,883,226

8,883,226

8,883,226

8,883,226

Implied Equity Value

$4,326,131

$5,116,738

$4,671,156

$5,586,039

Plus: Interest bearing debt

$3,684,795

$3,684,795

$3,684,795

$3,684,795

Plus: Preferred Stock

$974,998

$974,998

$974,998

$974,998

Less: Cash from Exercise of Options

$320,700

$320,700

$320,700

$320,700

Implied Enterprise Value

$8,665,224

$9,455,831

$9,010,248

$9,925,132

Restaurants

Overall Market

BB&T Capital Markets

E. Discounted Cash Flow Analysis

BB&T Capital Markets

Discounted Cash Flow Analysis
Overview

Projections for future net operating profit after taxes (“NOPAT”) for the Company were prepared by BBTCM and based on assumptions which were provided by management.

Management does not forecast its financials beyond the current fiscal year budget.

The majority of the Company’s future earnings growth is projected to come from the build-out of a new, and yet unproven restaurant format of the Pizzeria Regina concept.

These figures were converted into free cash flow by adding back for depreciation and amortization, capital expenditures, and investments in non-cash working capital.

Free cash flows were discounted using a range of discount rates that reflect the weighted average cost of capital
(“WACC”) for the Company.

The WACC was calculated in a manner that reflected the higher risk associated with the future earnings attributable to the new, not yet proven, Pizzeria Regina format.

The calculation of residual value applies a range of reasonable earnings multiples to the Company’s final year
EBITDA and discounts it back to the present at the WACC.

BB&T Capital Markets

Discounted Cash Flow Analysis
Unlevered Free Cash Flow Projections

The following table calculates our forecast for the Company’s unlevered free cash flows.

Negative free cash flows are the result of the significant capital requirement to build out the new Pizzeria
Regina format.

$1,145,216

$966,386

$2,111,602

FY2006

$1,721,716

36,021

($30,000)

$966,386

$749,310

($459,254)

$1,208,564

$966,386

$2,174,950

Year 1
FY2007

($2,285,868)

($2,146,132)

($1,458,758)

$883,625

Unlevered Free Cash Flow

664,049

484,723

260,896

81,637

Change in Working Capital

$6,618,511

$4,573,739

$3,202,722

$2,394,518

EBITDA

Capital Expenditures

Depreciation

NOPAT

Taxes on EBIT @ 38.0% (1)

EBIT

Depreciation

($8,030,000)

($6,030,000)

($4,030,000)

($1,030,000)

$1,886,386

$1,311,386

$1,023,886

$966,386

$3,193,697

$2,087,759

$1,286,460

$865,602

($1,957,427)

($1,279,594)

($788,476)

($530,530)

$5,151,125

$3,367,353

$2,074,936

$1,396,132

$2,691,386

$1,886,386

$l,311,386

$1,023,886

Year 5
FY2011

Year 4
FY2010

Year 3
FY2009

Year 2
FY2008

(1) Assumed normalized corporate tax rate.

BB&T Capital Markets

Discounted Cash Flow Analysis
Summary

Our DCF analysis implies a valuation range of between $7.4 and $11.5 million.

$11,521,105

$10,623,773

$9,726,442

$8,256,319

$7,425,024

6.5x

6.0x

5.5x

5.0x

4.5x

Range of Terminal EBITDA Multiples

BB&T Capital Markets

F. Adjusted Book Value Analysis

Adjusted Book Value Analysis
Overview

To estimate the market value of the assets of BRAI, we have made the following adjustments.

-

Adjusted the cost basis of the Company’s fixed assets to reflect the management of the Company’s estimates of replacement cost.

-

We examined each operating lease with the assistance of management and determined that no adjustment was required for the operating leases based on the rates of current leases relative to the market rate.

Accumulated depreciation was deemed a reasonable estimate of the impairment of the assets given their expected life.

The resulting range for the adjusted book value of BRAI is $8.8 – $10.3 million.

BB&T Capital Markets

Balance Sheet

(Actual Dollars)

ASSETS

Cash And Equivalents

$

837,035

$

-

$

837,035

Accounts Receivable

115,005

-

115,005

Inventory

482,333

-

482,333

Prepaid Exp.

&.

other Current Assets

150,404

-

150,404

Total Current Assets

$

1,584,777

$

-

$

1,584,777

Gross Property, Plant

&.

Equipment

12,041,039

2,500,000

14,541,039

Accumulated Depreciation

(8,269,819

)

-

(8,269,819

)

Net Property, Plant & Equipment

$

3,771,220

$

2,500,000

$

6,271,220

Operating Lease Adjustment

-

-

Goodwill

453,643

-

453,643

Other Long-Term Assets

504,522

-

504,522

Total Assets

$

6,314,162

$

2,500,000

$

8,814,l62

Low End Adjustment

10/23/2005

Adjustments

Adjusted

10/23/2005

As of

Balance Sheet

(Actual Dollars)

ASSETS

Cash And Equivalents

$

837,035

$

-

$

837,035

Accounts Receivable

115,005

-

115,005

Inventory

482,333

-

482,333

Prepaid Exp.

&.

other Current Assets

150,404

-

150,404

Total Current Assets

$

1,584,777

$

-

$

1,584,777

Gross Property, Plant

&.

Equipment

12,041,039

4,000,000

16,041,039

Accumulated Depreciation

(8,269,819

)

-

(8,269,819

)

Net Property, Plant & Equipment

$

3,771,220

$

4,000,000

$

7,771,220

Operating Lease Adjustment

-

-

Goodwill

453,643

-

453,643

Other Long-Term Assets

504,522

-

504,522

Total Assets

$

6,314,162

$

4,000,000

$

10,314,l62

10/23/2005

Adjustments

Adjusted

High End Adjustment

As of

10/23/2005

BB&T Capital Markets

IV.

Opinion Letter

BB&T Capital Markets

Appendices

BB&T Capital Markets

Appendix A: Comparable Company Descriptions

Comparable Company Descriptions

BB&T Capital Markets

Back Yard Burgers, Inc. engages in the ownership and operation of quick-service and fast-casual restaurants in Southeast region of the United States. The company also engages in the sale of franchises in Back Yard Burgers and the collection of royalties based upon related franchise sales.

The company grants franchise rights for the use of the ‘Back Yard Burgers’ trade name and other associated trademarks, signs, emblems, logos, slogans, and service marks, which have been or may be developed. The company has one franchise field consultant for each 20 restaurants. Of the 114 franchised restaurants open as of January 1, 2005, 93 were being operated under area development agreements by multiple unit franchisees and 21 were being operated under single franchise agreements by single unit franchisees.

The company’s restaurants specialize in charbroiled, freshly prepared, great tasting food. The company’s menu features made-to-order gourmet 100%
Black Angus hamburgers and chicken sandwiches, charbroiled over an open flame, fresh salads, chili and other special entrees, as well as hand-dipped milkshakes, fresh-made lemonade, and fresh-baked cobblers. The company’s primary direct competitors consist of McDonald’s Corp.; Burger King
Corp.; and Wendy’s International, Inc.

Back Yard Burgers (NasdaqSC:BYBI)

Income Statement

($ in millions)

Total Revenue

$

34.7

$

38.8

$

40.2

$

41.0

Growth

–

11.9%

3.5%

2.0%

Gross Profit

10.6

11.3

12.4

13.0

Margin %

30.5%

29.0%

30.8%

31.7%

EBITDA

4.2

4.4

4.4

3.6

Margin %

12.0%

11.3%

10.9%

8.8%

Net Income

1.5

1.3

1.3

(0.0)

Margin %

4.3%

3.4%

3.1%

-0.1%

Balance sheet

Cash

$

1.4

$

2.3

$

2.3

$

3.6

Total Assets

22.1

24.5

24.3

31.6

Total Debt

5.9

5.4

4.9

11.0

Fiscal Year Ending December 31,

2002

2003

2004

2005

46

% Appreciation Since

52 Week

6,256

Since 2/8/05

Average Daily Volume

$7.10

High

(48.5%)

2/8/2005

Price as of

$4.70

2/7/2006

(5.7%)

$4.70

8,438

12/31/2005

Low

Since 12/31/05

$8.00

$6.00

$4.00

$2.00

$0.00

50

40

30

20

10

2/7/2005

5/9/2005

8/8/2005

11/7/2005

2/6/2005

0

45

35

25

15

5

$1.00

$3.00

$5.00

$7.00

Financial Summary

BB&T Capital Markets

Comparable Company Descriptions

   737.7

   780.7

   959.7

   602.0

Total Debt

   461.1

   447.3

   448.4

   394.2

Total Assets

  $         66.9

  $         40.4

  $         42.7

  $          22.5

Cash

   7.2%

   108.3

   15.5%

   233.9

   25.5%

   385.3

   4.5%

  $     1,511.6

2005

Balance Sheet

   4.3%

   2.9%

   4.8%

    Margin %

   62.3

   38.8

   60.7

Net Income

Fiscal Year Ending December 31,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in millions)

Financial Summary

   14.0%

   14.2%

   14.5%

   203.1

   189.0

   184.5

   24.5%

   25.6%

   26.4%

   353.7

   341.2

   336.0

   8.5%

   4.6%

   --

  $      1,446.5

  $   1,333.3

  $      1,275.0

2004

2003

2002

Dominos Pizza, Inc. operates as a pizza delivery company in the United States. Through its primarily franchised system, Domino’s operates a network of 7,757 franchised and Company owned stores in the United States and approximately 50 countries. In addition, the company operates 18 regional dough manufacturing and distribution centers in the contiguous United States and eight dough manufacturing and distribution centers outside the contiguous United States.

The company’s menu has three choices: pizza type, pizza size and pizza toppings. Most of its stores carry two sizes of Traditional Hand-Tossed, Ultimate Deep Dish and Crunchy Thin Crust pizza. Its typical store also offers buffalo wings, Domino’s Buffalo Chicken Kickers, bread sticks, cheesy bread, Cinna Stix and Coca-Cola soft drink products.

The company competes against regional and local companies, as well as national chains, including Pizza Hut and Papa John’s.

Dominos Pizza, Inc. (NYSE:DPZ)

% Appreciation Since

52 Week

378,988

Since 2/8/05

Average Daily Volume

$25.82

High

35.3%

2/8/2005

Price as of

$25.82

2/7/2006

6.3%

$16.70

440,419

12/31/2005

Low

Since 12/31/05

$30.00

$25.00

$20.00

$15.00

$10.00

$5.00

$0.00

2,500

2,000

1,500

1,000

500

0

2/7/2005

5/9/2005

8/8/2005

11/7/2005

2/6/2005

BB&T Capital Markets

Comparable Company Descriptions

LTM

   295.8

   298.0

   305.3

   303.1

Total Debt

   1,316.1

   1,338.0

   1,285.3

   1,176.0

Total Assets

  $         55.9

  $         58.1

  $       131.7

  $          22.4

Cash

   3.5%

   91.3

   9.6%

   248.2

   17.0%

   439.6

   3.3%

  $     2,589.2

1/22/2006

Balance Sheet

   3.7%

   3.2%

   3.6%

    Margin %

   91.5

   74.7

   73.6

Net Income

Fiscal Year Ending September 30,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in millions)

Financial Summary

   9.7%

   9.9%

   10.3%

   244.5

   229.3

   212.0

   17.1%

   17.6%

   17.9%

   429.1

   408.6

   368.4

   8.0%

   12.8%

   ––

  $      2,507.2

  $    2,322.4

  $      2,058.3

2005

2004

2003

Jack in the Box, Inc. engages in the ownership, operation, and franchise of restaurants under the name of Jack in the Box quick-service hamburger and Qdoba Mexican Grill fast-casual restaurants. As of October 2, 2005, the Jack in the Box system included 2,049 restaurants, of which 1,534 were company-operated and 515 were franchise-operated. Jack in the Box restaurants are located primarily in the western and southern United States. As of same date, the Qdoba Mexican Grill system included 250 fast-casual restaurants in 37 states, of which 57 were company-operated and 193 were franchise-operated.

Jack in the Box restaurants offer a selection of products targeted primarily at the adult fast-food consumer. The Jack in the Box menu features hamburgers, salads, specialty sandwiches, tacos, drinks and side items.

Qdoba restaurants offer a selection of Nouveau-Mexican food with bold tastes. The Qdoba menu fuses traditional Mexican flavors with flavors from other cuisines and features various signature burritos, the Naked Burrito (a burrito served in a bowl without the tortilla), non-traditional taco salads, 3-cheese nachos and five signature salsas.

Jack in the Box (NYSE:JBX)

% Appreciation Since

52 Week

336,977

Since 2/8/05

Average Daily Volume

$41.58

High

9.7%

2/8/2005

Price as of

$38.54

2/7/2006

9.4%

$27.70

452,835

12/31/2005

Low

Since 12/31/05

$45.00

$40.00

$35.00

$30.00

$25.00

$20.00

$15.00

3,000

2,500

2,000

1,500

1,000

500

2/7/2005

5/9/2005

8/8/2005

11/7/2005

2/6/2005

$10.00

$5.00

$0.00

0

BB&T Capital Markets

Comparable Company Descriptions

LTM

   42.5

   41.7

   44.1

   46.6

Total Debt

   49.6

   50.8

   48.8

   52.7

Total Assets

  $           5.2

  $           6.4

  $          3.7

  $            4.4

Cash

   3.7%

   3.2

   11.3%

   9.8

   17.1%

   14.7

   -1.7%

  $         86.0

11/6/2005

Balance Sheet

   3.9%

   -2.3%

   -1.6%

    Margin %

   3.4

   (1.9)

   (1.3)

Net Income

Fiscal Year Ending February 28,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in million)

Financial Summary

   11.2%

   8.7%

   9.0%

   9.8

   7.1

   7.3

   17.1%

   14.7%

   15.8%

   14.9

   11.9

   12.9

   8.0%

   -1.0%

   ––

  $         87.5

  $         81.0

  $          81.7

2004

2003

2002

Morgan’s Foods, Inc., through wholly owned subsidiaries, operates KFC restaurants, Taco Bell restaurants, Pizza Hut Express restaurants, and an A&W restaurant. The company operates its KFC restaurants under franchises from KFC Corporation, Taco Bell restaurants under franchises from Taco Bell Corporation, Pizza Hut Express restaurants under licenses from Pizza Hut Corporation and an A&W restaurant under a license from A&W Restaurants, Inc.

As of May 27, 2005, the company operates 73 KFC restaurants, 7 Taco Bell restaurants, 14 KFC/Taco Bell ‘2n1’s’  under  franchises from KFC Corporation and franchises or licenses from Taco Bell Corporation, 3 Taco Bell/Pizza Hut Express ‘2n1’s’  under franchises from Taco Bell Corporation and licenses from Pizza Hut Corporation, 1 KFC/Pizza Hut Express ‘2n1’ under a  franchise from KFC Corporation and a license from Pizza Hut Corporation and 1 KFC/A&W ‘2n1’ operated under a franchise  from KFC Corporation and a license from A&W Restaurants, Inc.

Of the 99 KFC, Taco Bell and ‘2n1’ restaurants operated by the company as of May 27, 2005, 16 are located in Ohio, 59 in  Pennsylvania, 13 in Missouri, 2 in Illinois, 7 in West Virginia and 2 in New York.

Morgan’s Foods, Inc. (OTCBB:MRFD)

% Appreciation Since

52 Week

1,961

Since 2/8/05

Average Daily Volume

$8.00

High

81.0%

2/8/2005

Price as of

$5.00

2/7/2006

(24.0%)

$0.80

2,511

12/31/2005

Low

Since 12/31/05

$9.00

$8.00

$7.00

$6.00

$5.00

$4.00

$3.00

18

16

14

12

10

8

2/7/2005

5/9/2005

8/8/2005

11/7/2005

2/6/2005

$2.00

$1.00

$0.00

6

4

2

0

Comparable Company Descriptions

BB&T Capital Markets

Noble Roman’s, Inc. engages in the sales and service of franchises for non-traditional and co-branded foodservice operations under the trade names
‘Noble Roman’s Pizza’ and ‘Tuscano’s Italian Style Subs.’ The company’s products include pizza and sub sandwiches, along with other related menu items. As of December 31, 2004, the company awarded approximately 1,300 franchises in 44 states plus Washington, D.C., Puerto Rico, Guam, Italy and
Canada.

Noble Roman’s Pizza offers items such as 14” large pizzas, individual sized 7” pizzas and breadsticks with dip. From this core, franchisees may also select product extensions, including three types of baked pastas, two flavors of Buffalo wings, three types of hot sandwiches and a breakfast menu of various biscuit sandwiches, biscuits and gravy and a cinnamon round.

Tuscano’s menu offers any of the sandwiches with the customer’s choice of fresh baked white bread, wheat bread or a tomato basil wrap and the customer further gets to choose to have the sandwich either cold or grilled.

Noble Roman’s, Inc. (OTCBB:NROM)

50

Price as of

2/7/2006

Since 2/8/05

Since 12/31/05

High

Low

2/8/2005

12/31/2005

$1.01

7,106

30,333

$1.10

$0.63

17.80%

0.00%

Average Daily Volume

52 Week

% Appreciation  Since

2/7/2005

5/9/2005

8/8/2005

11/07/2005

2/6/2006

$1.20

$0.00

$1.00

$0.80

$0.60

$0.40

$0.20

80

70

60

50

40

30

20

10

0

Financial Summary

Income Statement

($ in millions)

2002

Total Revenue

$

7.8

$

7.9

$

8.4

$

8.1

Growth

—

1.7%

6.6%

-3.4%

Gross Profit

6.9

6.9

7.4

7.1

Margin %

88.9%

87.8%

87.4%

87.7%

EBITDA

3.5

3.1

3.3

3.1

Margin %

44.9%

39.3%

39.4%

38.4%

Net Income

1.3

0.9

2.9

2.2

Margin %

16.6%

11.8%

33.8%

27.4%

Balance sheet

Cash

$

0.2

$

0.3

$

0.7

$

1.0

Total Assets

14.3

15.2

15.5

15.4

Total.Debt

10.8

9.7

8.6

9.0

Fiscal Year Ending December 31,

LTM

2003

2004

9/30/2005

Comparable Company Descriptions

BB&T Capital Markets

Papa John’s International, Inc. operates and franchises pizza delivery and carryout restaurants under the trademark Papa John’s. As of December 26, 2004, the Company and its franchisees operated domestically in 49 states, the District of Columbia and  Puerto Rico and in 17 countries, and under the trademark Perfect Pizza in the United Kingdom. As of December 26, 2004, there I were 2,829 Papa John’s restaurants in operation, consisting of 569
Company-owned and 2,260 franchised restaurants. Additionally, there were 118 franchised perfect Pizza restaurants in operation.

Domestic Papa John’s restaurants offers a menu of pizza along with side items, including breadsticks, cheese sticks, chicken strips and canned or bottled soft drinks. Papa John’s traditional crust pizza is prepared using fresh dough. Papa John’s pizzas are made from a proprietary blend of wheat flour, cheese made from 100% real mozzarella, fresh-packed pizza sauce made from vine- ripened tomatoes and a proprietary mix of savory spices, and a choice of meat (100% beef and pork with no fillers) and vegetable toppings. Each traditional crust pizza is serves with a container of its special garlic sauce and two pepperoncinis, and each thin crust pizza is served with a container of special seasonings and two pepperoncinis.

Papa John’s, Inc. (NasdaqNM:PZZA)

51

Price as

of

2/7/2006

Since 2/8/05

Since 12/31/05

High

Low

2/8/2005

12/31/2005

$32.41

342,708

623,119

$35.15

$16.81

47.1%

8.5%

Average Daily Volume

52 Week

% Appreciation Since

Income Statement

($ in millions)

Total Revenue

$

946.2

$

917.4

$

942.4

$

968.8

Growth

—

-3.0%

2.7%

2.8%

Gross Profit

493.0

485.5

473.3

496.6

Margin %

52.1%

52.9%

50.2%

51.3%

EBITDA

116.6

98.4

73.4

102.6

Margin %

12.3%

10.7%

7.8%

10.6%

Net Income

46.8

33.6

23.2

46.1

Margin %

4.9%

3.7%

2.5%

4.8%

Balance sheet

Cash

$

9.5

$

7.1

$

14.7

$

22.1

Total Assets

365.5

347.2

374.5

350.6

Total Debt

140.1

61.3

94.2

55.1

Financial Summary

Fiscal Year Ending December 31,

2002

2003

2004

2005

2/7/2005

$40.00

$35.00

$30.00

$25.00

$20.00

$15.00

$10.00

$5.00

$0.00

5/9/2005

8/8/2005

11/7/2005

2/6/2006

2,500

2,000

1,500

1,000

0

500

Comparable Company Descriptions

BB&T Capital Markets

Rubio’s Restaurants, Inc. owns and operates restaurants. As of March 15, 2005, it owned and operated 147 fast-casual Mexican restaurants, three concessions, and five franchised restaurants that offer Mexican cuisine including char-grilled chicken, steak and seafood items such as burritos, tacos and quesadillas inspired by the Baja region of Mexico. The Company's restaurants locations include 64 in the greater Los Angeles, California area, 42 in San
Diego, California, 8 in the San Francisco, California area, 6 in the Sacramento, California area, 21 in Phoenix/Tucson, Arizona, 3 in Denver, Colorado, 2
in Salt Lake City‚ Utah, and 1 in Portland, Oregon. Franchise Locations include 1 in Fresno and 4 in Las Vegas. The Company has a wholly-owned subsidiary, Rubio’s Restaurants of Nevada, Inc.

In Mexican food segment, the Company’s direct competitors include Baja Fresh, La Salsa and Chipotle. It also competes indirectly with full-service
Mexican restaurants including Chevy’s, Chi Chi’s and El Torito and fast food restaurants, particularly those focused on Mexican food such as Taco Bell and Del Taco.

Rubio’s Restaurants, Inc. (NasdaqNM:RUBO)

52

Price as of

2/7/2006

Since 2/8/05

Since 12/31/05

High

Low

2/8/2005

12/31/2005

$10.26

27,585

24,448

$11.63

$8.20

(1.9%)

8.9%

Average Daily Volume

52 Week

% Appreciation Since

$

$

$

$

$

$

$

$

50

0

100

150

200

250

2/6/2006

11/7/2005

8/8/2005

5/9/2005

$0.00

$2.00

$4.00

$6.00

$8.00

$10.00

$12.00

$14.00

2/7/2005

Financial Summary

Income Statement

Fiscal Year Ending December 31,

LTM

($ in millions)

2002

2003

2004

9/25/2005

Total Revenue

119.6

125.0

137.4

139.0

Growth

—

NA

9.9%

 1.2%

Gross Profit

19.4

15.6

23.7

23.4

Margin %

16.3%

12.5%

17.3%

16.8%

EBITDA

9.7

5.0

12.1

11.4

Margin %

8.1%

4.0%

8.8%

8.2%

Net Income

3.0

(1.9)

3.0

2.5

Margin %

2.5%

-1.5%

2.2%

1.8%

Balance sheet

Cash

9.9

7.6

12.5

14.1

Total Assets

51.2

52.6

57.2

58.4

Total Debt

1.0

-

-

-

BB&T Capital Markets

Comparable Company Descriptions

   1,860.0

   1,742.0

   2,066.0

   2,445.0

Total Debt

   5,698.0

   5,696.0

   5,620.0

   5,400.0

Total Assets

  $        201.0

  $         116.0

  $       207.0

  $         157.0

Cash

   8.2%

   762.0

   17.6%

   1,644.0

   47.2%

   4,417.0

   3.8%

  $     9,349.0

2005

Balance Sheet

   8.2%

   7.4%

   7.5%

    Margin %

   740.0

   617.0

   583.0

Net Income

Fiscal Year Ending December 31,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in millions)

Financial Summary

   17.7%

   18.0%

   18.1%

   1,598.0

   1,510.0

   1,404.0

   47.3%

   48.2%

   49.5%

   4,264.0

   4,039.0

   3,842.0

   7.5%

   8.0%

   --

  $      9,011.0

  $    8,380.0

  $      7,757.0

2004

2003

2002

YUM! Brands, Inc. engages in the development, operation, franchising and licensing a system of restaurants which prepare, package and sell a menu of food items. The company operates as a quick service restaurant (QSR) with approximately 33,000 units in 100 countries and territories. These restaurants are operated by the Company or, under the terms of franchise or license agreements, by franchisees or licensees who are independent third parties, or by affiliates in which it owns a non-controlling equity interest.

KFC is based in Louisville, Kentucky. KFC operates in 89 countries and territories. As of 2004, KFC had 5,525 units in the U.S., and 7,741 units outside the U.S. Approximately 23 percent of both the U.S. and non-U.S. units are operated by the Company. Pizza Hut specializes in the sale of ready-to-eat pizza products. Pizza Hut is based in Dallas, Texas. Pizza Hut operates in 86 countries and territories. As of 2004, Pizza Hut had 7,500 units in the U.S., and 4,774 units outside of the U.S. Taco Bell is based in Irvine, California. Taco Bell operates in 11 countries and territories. As of 2004, there were 5,900 Taco Bell units in the U.S., and 238 units outside of the U.S. A&W is based in Louisville, Kentucky. A&W operates in 13 countries and territories. As of 2004, there were 485 A&W units in the U.S., and 210 units outside the U.S. A&W serves A&W draft Root Beer and a signature A&W Root Beer floats, as well as all-American pure-beef hamburgers and hot dogs.

YUM Brands (NYSE:YUM)

% Appreciation Since

52 Week

1,561,260

Since 2/8/05

Average Daily Volume

$53.32

High

8.5%

2/8/2005

Price as of

$50.56

2/7/2006

7.5%

$45.41

1,602,064

12/31/2005

Low

Since 12/31/05

$54.00

$52.00

$50.00

$48.00

$46.00

2/7/2005

5/9/2005

8/8/2005

11/7/2005

2/6/2006

$44.00

$42.00

$40.00

7,000

6,000

5,000

4,000

3,000

2000

1,000

0

BB&T Capital Markets

Comparable Company Descriptions

LTM

   6.7

   10.0

   21.8

   22.7

Total Debt

   178.1

   154.3

   142.4

   128.5

Total Assets

  $         16.2

  $           3.3

  $          2.2

  $            2.3

Cash

   5.4%

   12.9

   15.0%

   35.8

   19.0%

   45.5

   9.5%

  $        239.1

1/1/2006

Balance Sheet

   3.6%

   4.6%

   5.0%

    Margin %

   7.8

   9.2

   9.5

Net Income

Fiscal Year Ending March  31,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in millions)

Financial Summary

   12.7%

   11.8%

   12.0%

   27.8

   24.0

   22.7

   17.5%

   16.5%

   16.6%

   38.1

   33.5

   31.3

   7.6%

   NA

   --

  $         218.3

  $       203.0

  $         189.2

2004

2003

2002

Benihana, Inc. operates teppanyaki-style Japanese restaurants in the United States. As of June 7, 2005, the company owned and operated 56 Benihana teppanyaki-style Japanese dinnerhouse restaurants, including one restaurant under the name Samurai; franchises others to operate 22 additional Benihana restaurants; owns and operates six Haru restaurants in New York City; owns and operates eight RA Sushi restaurants primarily in the southwest; and owns and operates one Doraku restaurant in Miami Beach, Florida.

The Benihana concept offers casual dining in a distinctive Japanese atmosphere enhanced by the entertainment provided by its skilled Benihana chefs who prepare fresh steak, chicken and seafood in traditional Japanese style at a grill.

The Haru concept offers a menu of distinctive Japanese fusion dishes in an urban atmosphere. In addition, sushi and sashimi creations, Haru offers raw bar items and Japanese cuisine, includes New York strip steak with wasabi croquette, spicy shallots and ginger sauce, garlic shrimp and crispy duck.

The RA Sushi concept offers sushi and Pacific-Rim dishes.

Benihana, Inc. (NasdaqNM:BNHN.A)

% Appreciation Since

52 Week

23,853

Since 2/8/05

Average Daily Volume

$25.71

High

41.1%

2/8/2005

Price as of

$25.40

2/7/2006

10.6%

$13.42

50,081

12/31/2005

Low

Since 12/31/05

$35.00

$30.00

$25.00

$20.00

$15.00

300

250

200

150

100

50

3/14/2005

6/13/2005

9/12/2005

12/12/2005

3/13/2006

$10.00

$5.00

$0.00

0

BB&T Capital Markets

Comparable Company Descriptions

LTM

   492.0

   408.3

   657.4

   371.4

Total Debt

   2,264.8

   2,156.1

   2,211.8

   1,943.3

Total Assets

  $         59.9

  $         42.3

  $       226.8

  $          33.5

Cash

   4.4%

   179.5

   12.0%

   492.2

   16.2%

   668.9

   5.2%

  $     4,117.1

12/28/2005

Balance Sheet

   4.1%

   4.2%

   5.1%

    Margin %

   160.2

   154.0

   168.6

Net Income

Fiscal Year Ending June 30,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in million)

Financial Summary

   12.2%

   13.5%

   13.8%

   475.6

   501.0

   454.6

   16.1%

   17.6%

   17.8%

   631.8

   654.2

   586.3

   5.5%

   12.8%

   --

  $      3,912.9

  $    3,707.5

  $      3,285.4

2004

2003

2002

Brinker International, Inc. engages in the ownership, operation, development, and franchising of restaurant concepts in United States. The company’s restaurant concepts include Chili’s Grill & Bar (Chili’s), Romano’s Macaroni Grill (Macaroni Grill), Maggiano’s Little Italy (Maggiano’s), On The Border Mexican Grill & Cantina (On The Border), and Corner Bakery Cafe (Corner Bakery). Additionally, the company owns approximate 43% interest in the legal entities owning Rockfish Seafood Grill (Rockfish).

As of June 29, 2005, the company’s system of company-operated, jointly-developed and franchised units included 1,588 restaurants located in forty-nine states and internationally.

Brinker International was founded in 1977 and is based in Dallas, Texas.

Brinker International, Inc. (NYSE:EAT)

% Appreciation Since

52 Week

788,267

Since 2/8/05

Average Daily Volume

$41.85

High

6.5%

2/8/2005

Price as of

$41.00

2/7/2006

7.1%

$33.50

859,332

12/31/2005

Low

Since 12/31/05

$45.00

$40.00

$35.00

$30.00

$25.00

$20.00

$15.00

5,000

4,500

4,000

3,500

3,000

2,500

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

$10.00

$5.00

$0.00

2,000

1,500

1,000

0

500

BB&T Capital Markets

Comparable Company Descriptions

CEC Entertainment, Inc. engages in the family restaurant/entertainment center business. The company operated, as of January 2, 2005, 449 Chuck E.
Cheese’s restaurants. In addition, as of January 2, 2005, franchisees of the company operated 46 Chuck E. Cheese’s restaurants.

Chuck E. Cheese’s restaurants offer various pizzas, salad bar, sandwiches, appetizers, and desserts; and feature musical and comic entertainment by robotic and animated characters, family oriented games, rides, and arcade-style activities.

The company and its franchisees operate in 48 states and five international countries. The company owns and operates Chuck E. Cheese’s restaurants in 44 states and Canada.

The company was incorporated in 1980 under the name Showbiz Pizza Place, Inc. and changed its name to CEC Entertainment, Inc. in 1998. CEC
Entertainment is based in Irving, Texas.

CEC Entertainment (NYSE:CEC)

% Appreciation Since

52 Week

327,337

Since 2/8/05

Average Daily Volume

$42.81

High

(9.7%)

2/8/2005

Price as of

$37.38

2/7/2006

7.0%

$30.58

232,688

12/31/2005

Low

Since 12/31/05

2,500

2,000

1,500

1,000

500

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

0

Financial Summary

  149.6

  90.0

  64.7

  62.5

Total Debt

  650.3

  612.0

  580.4

  539.7

Total Assets

  $       12.2

  $       11.8

  $         8.1

  $       12.2

Cash

Balance sheet

  10.0%

  11.3%

  10.8%

  11.6%

   Margin %

  72.9

  82.5

  70.8

  69.5

Net Income

  25.3%

  26.4%

  25.4%

  25.5%

   Margin %

  183.5

  192.0

  166.4

  153.7

EBITDA

  56.2%

  56.0%

  55.7%

  55.7%

   Margin %

  407.7

  407.9

  364.5

  335.4

Gross Profit

  -0.3%

  11.2%

  8.8%

  -

   Growth

  $      726.1

  $      728.0

  $      654.5

  $      601.8

Total Revenue

2005

2004

2003

2002

($ in millions)

Fiscal Year Ending December 31,

Income Statement

$45.00

$40.00

$35.00

$30.00

$25.00

$20.00

$0.00

$15.00

$10.00

$5.00

BB&T Capital Markets

Comparable Company Descriptions

Champps Entertainment, Inc. offers an energetic, casual dining experience with an extensive menu of freshly prepared items, set in a comfortable atmosphere that promotes social interaction among its guests.

As of September 1, 2005, the company owned and operated 53 restaurants in 19 states and had 12 additional restaurants operating under franchise or license agreements in 5 states under the names Champps Americana, Champps Restaurant and Champps Restaurant and bar. The Company operates and franchise in a total of 23 states.

The Company has offers a selection of approximately 90 items, primarily made on the premises from scratch, which include appetizers, main plate salads, premium sandwiches, specialty burgers and wraps and other entree selections.

It was formerly known as Unique Casual Restaurants, Inc. and changed its name to Champps Entertainment, Inc. in 1999. The company is headquartered in
Littleton, Colorado.

Champps Entertainment (NasdaqNM:CMPP)

% Appreciation Since

52 Week

24,026

Since 2/8/05

Average Daily Volume

$9.72

High

(5.2%)

2/8/2005

Price as of

$8.27

2/7/2006

19.6%

$6.46

27,100

12/31/2005

Low

Since 12/31/05

$12.00

$10.00

$8.00

$6.00

$0.00

140

120

100

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

0

Financial Summary

  14.7

  14.6

  18.6

  28.6

Total Debt

  141.0

  137.3

  131.5

  133.9

Total Assets

  $       10.2

  $         2.7

  $         1.4

  $         5.1

Cash

Balance sheet

  -0.8%

  -0.1%

  2.4%

  9.5%

   Margin %

  (1.7)

  (0.2)

  5.0

  17.1

Net Income

  7.5%

  8.4%

  9.6%

  8.3%

   Margin %

  16.4

  18.3

  20.4

  15.0

EBITDA

  14.3%

  14.6%

  14.5%

  13.3%

   Margin %

  31.2

  31.8

  30.7

  24.1

Gross Profit

  0.2%

  3.2%

  17.0%

  -

   Growth

  $      218.8

  $      218.4

  $      211.5

  $      180.7

Total Revenue

1/1/2006

2004

2003

2002

($ in millions)

LTM

Fiscal Year Ending June 30,

Income Statement

$4.00

$2.00

80

60

40

20

BB&T Capital Markets

Comparable Company Descriptions

Darden Restaurants, Inc. engages in the ownership and operation of casual dining restaurants in the United States and Canada. The company operates restaurants under the names Red Lobster, Olive Garden, Bahama Breeze, Smokey Bones, and Seasons 52.

Red Lobster, a seafood specialty restaurant, offers fresh fish, shrimp, crab, lobster, scallops, and other seafood. Its menu also includes specialty seafood and nonseafood entrees, appetizers, and desserts. Olive Garden, a casual dining Italian restaurant, provides antipasti; soups, salad, and garlic breadsticks; baked pastas; sauteed specialties with chicken, seafood, and fresh vegetables; grilled meats; and various desserts. Bahama Breeze restaurant offers Caribbean-
inspired fresh seafood, chicken, and steaks, as well as signature specialty drinks. Smokey Bones restaurant features barbequed pork, beef, and chicken, as well as other grilled favorites. Seasons 52 restaurants offer casually sophisticated fresh grill and wine bar with seasonally inspired menus.

As of May 29, 2005, it operated 1,381 restaurants, including 679 Red Lobster, 563 Olive Garden, 32 Bahama Breeze, 104 Smokey Bones, and 3 Seasons 52
restaurants in the United States and Canada. The company was incorporated in 1968 and is based in Orlando, Florida.

Darden Restaurants (NYSE:DRI)

% Appreciation Since

52 Week

1,357,238

Since 2/8/05

Average Daily Volume

$41.34

High

30.9%

2/8/2005

Price as of

$41.21

2/7/2006

6.6%

$26.25

1,431,712

12/31/2005

Low

Since 12/31/05

$30.00

$25.00

$20.00

$15.00

$10.00

$5.00

$0.00

5,000

6,000

4,000

3,000

2,000

1,000

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

0

Financial Summary

$35.00

$40.00

$45.00

7,000

8,000

LTM

  945.8

  650.2

  667.8

  658.1

Total Debt

  3,055.5

  2,937.8

  2,780.3

  2,664.6

Total Assets

  $       82.5

  $       42.8

  $       36.7

  $       48.6

Cash

Balance sheet

  5.8%

  5.5%

  4.6%

  5.0%

   Margin %

  317.2

  290.6

  231.5

  232.3

Net Income

  13.3%

  13.1%

  12.7%

  12.6%

   Margin %

  730.3

  689.3

  635.5

  585.5

EBITDA

  22.6%

  22.4%

  22.1%

  21.9%

   Margin %

  1,243.2

  1,182.3

  1,107.6

  1,020.6

Gross Profit

  4.3%

  5.5%

  7.5%

  -

   Growth

  $   5,504.4

  $   5,278.1

  $   5,003.4

  $   4,655.0

Total Revenue

11/27/2005

2004

2003

2002

($ in millions)

Fiscal Year Ending May 31,

Income Statement

BB&T Capital Markets

Comparable Company Descriptions

Flanigan’s Enterprises, Inc. engages in the ownership and operation of restaurants with lounges, package liquor stores and an entertainment oriented club.
As of October 1, 2005, the company owned and operated two full-service restaurants, five package liquor stores and four combination full-service restaurants and package liquor stores in Florida.

The Company’s restaurant segment makes approximately 75% of its revenue. The restaurants are operated under the Flanigan’s Seafood Bar and Grill name and serve fresh seafood, chicken and beef dishes.

The company was incorporated in 1959 and is based in Fort Lauderdale, Florida.

Flanigan’s Enterprises (AMEX:BDL)

% Appreciation Since

52 Week

1,959

Since 2/8/05

Average Daily Volume

$10.50

High

14.2%

2/8/2005

Price as of

$9.09

2/7/2006

(13.4%)

$7.15

1,060

12/31/2005

Low

Since 12/31/05

$12.00

$10.00

$8.00

$6.00

$4.00

$2.00

$0.00

60

50

40

30

20

10

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

0

Financial Summary

  1.5

  1.6

  1.3

  1.6

Total Debt

  21.7

  20.8

  19.8

  18.7

Total Assets

  $         2.8

  $         3.0

  $         3.3

  $         2.1

Cash

Balance sheet

  2.4%

  2.3%

  1.0%

  2.2%

Margin %

  1.2

  1.1

  0.4

  0.9

Net Income

  8.1%

  7.6%

  6.1%

  8.0%

Margin %

  4.1

  3.7

  2.8

  3.2

EBITDA

  51.7%

  51.5%

  50.8%

  52.1%

Margin %

  26.1

  25.2

  23.3

  21.0

Gross Profit

  2.9%

  6.7%

  14.1%

  —

Growth

  $       50.5

$      49.0

  $       45.9

  $       40.3

Total Revenue

12/31/2005

2004

2003

2002

($ in millions)

LTM

Fiscal Year Ending October 1,

Income Statement

BB&T Capital Markets

Comparable Company Descriptions

Friendly Ice Cream Corporation (FICC) engages in the operation of restaurants, as well as the distribution and sale of ice cream desserts through retail and institutional locations, as well as franchising its restaurants in the United States.

The company’s restaurants offer various breakfast, lunch, and dinner menu items, as well as ice cream dessert products. FICC’s restaurants also offer kid’s menu and a special seniors menu for guests over 60. In addition, the company’s restaurants feature special ice cream carryout windows providing carryout ice cream cones, sundaes, and beverages.

As of January 2, 2005, it operated 347 restaurants, and franchised 188 service restaurants and 7 nontraditional units. The company also distributed ice cream desserts through approximately 4,500 supermarkets and other retail locations in 13 states, as of the above date. Friendly Ice Cream Corporation is headquartered in Wilbraham, Massachusetts.

Friendly Ice Cream Corp. (AMEX:FRN)

% Appreciation Since

52 Week

15,632

Since 2/8/05

Average Daily Volume

$13.51

High

9.2%

2/8/2005

Price as of

$9.75

2/7/2006

10.4%

$7.70

10,256

12/31/2005

Low

Since 12/31/05

$16.00

$14.00

$12.00

$10.00

$8.00

$6.00

$0.00

200

180

160

140

120

100

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

0

Financial Summary

  234.9

  239.9

  235.7

  239.3

Total Debt

  250.9

  248.9

  252.5

  257.2

Total Assets

  $       24.1

  $       13.4

  $       25.6

  $       34.3

Cash

Balance sheet

  0.5%

  -0.6%

  1.8%

  1.1

Margin %

  2.7

  (3.4)

  10.2

  6.2

Net Income

  7.6%

  7.7%

  9.7%

  10.3%

Margin %

  42.7

  44.0

  56.2

  59.0

EBITDA

  14.6%

  14.6%

  16.8%

  16.7%

Margin %

  81.8

  84.0

  97.4

  95.4

Gross Profit

  -2.6%

  -0.9%

  NA

  —

Growth

  $      559.8

  $      574.5

  $      579.8

  $      570.4

Total Revenue

10/2/2005

($ in millions)

LTM

Fiscal Year Ending December 31,

Income Statement

$4.00

$2.00

80

60

40

20

2004

2003

2002

BB&T Capital Markets

Comparable Company Descriptions

Frisch’s Restaurants, Inc. engages in the operation and licensing of full service family-style restaurants under the “Frisch’s Big Boy” name. Big Boy restaurants feature various items, such as the double-deck hamburger sandwich, onion rings, hot fudge cake, pasta, roast beef, chicken and seafood dinners, desserts, nonalcoholic beverages, and other items.

The company also operates grill buffet style restaurants under the name “Golden Corral” pursuant to certain licensing agreements. The Golden Corral restaurants offers a variety of buffet items, including fried and rotisserie chicken, meat loaf, pot roast, fish, ham and turkey.

As of May 30, 2005, the company operated 88 family-style restaurants and 30 grill-buffet style family restaurants, as well as licensed 28 Big Boy restaurants to other operators primarily in Ohio, Kentucky, and Indiana. The company was founded in 1923 and is headquartered in Cincinnati, Ohio.

Frisch’s Restaurants (AMEX:FRS)

% Appreciation Since

52 Week

2,894

Since 2/8/05

Average Daily Volume

$26.90

High

(15.7%)

2/8/2005

Price as of

$22.81

2/7/2006

(6.0%)

$22.11

5,304

12/31/2005

Low

Since 12/31/05

$30.00

$25.00

$20.00

$15.00

$10.00

$5.00

$0.00

30

25

20

15

10

5

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

0

  44.6

  40.8

  45.2

  43.4

Total Debt

  175.9

  165.6

  156.8

  138.6

Total Assets

  $         0.3

  $         0.3

  $         0.3

  $         1.1

Cash

Balance sheet

  4.6%

  5.2%

  4.0%

  4.2%

Margin %

  13.1

  14.6

  10.5

  9.8

Net Income

  9.9%

  10.7%

  11.2%

  11.8%

Margin %

  28.0

  29.8

  29.2

  27.7

EBITDA

  31.6%

  31.5%

  32.2%

  33.0%

Margin %

  89.2

  88.0

  84.0

  77.5

Gross Profit

  1.0%

  7.0%

  11.1%

  —

Growth

  $      281.9

  $      279.2

  $      260.9

  $      234.9

Total Revenue

12/11/2005

($ in millions)

LTM

Fiscal Year Ending May 31,

Financial Summary

Income Statement

2005

2004

2003

BB&T Capital Markets

Comparable Company Descriptions

Grill Concepts, Inc. engages in the development and operation of dining restaurants in California, Virginia, Illinois, Texas, Oregon, and Maryland. The
company operates casual dining restaurants under the name ‘Daily Grill’ and fine dining restaurants under the name ‘The Grill on the Alley’.

The Company’s restaurants offer steaks, seafood, cobb salad, caesar salad, meatloaf with mashed potatoes, chicken pot pie, chicken burgers, hamburgers, rice pudding, and fresh fruit cobbler. They also offer various beverages, including beer and wine.

As of June 26, 2005, Grill Concepts owned and operated 13 Daily Grill restaurants and managed or licensed 8 Daily Grill restaurants. The Company also owned and operated 4 Grill on the Alley restaurants.

Grill Concepts was founded by Robert Spivak, Michael Weinstock, and Richard Shapiro in 1984. Grill Concepts is based in Los Angeles, California.

Grill Concepts (NasdaqSC:GRIL)

% Appreciation Since

52 Week

6,223

Since 2/8/05

Average Daily Volume

$4.40

High

10.2%

2/8/2005

Price as of

$3.24

2/7/2006

7.4%

$2.00

4,453

12/31/2005

Low

Since 12/31/05

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

$3.50

$4.00

$4.50

$5.00

60

50

40

30

20

10

0

70

80

90

Financial Summary

       1.3

       1.5

       1.1

       1.7

Total Debt

       20.3

       19.7

       13.9

       13.7

Total Assets

      $       1.7

      $       1.4

      $       1.5

      $      1.3

Cash

Balance sheet

       1.2%

       0.1%

       1.0%

       0.3%

    Margin %

       0.8

       0.0

       0.4

       0.1

Net Income

       4.1%

       2.5%

       4.0%

       3.6%

    Margin %

       2.8

       1.6

       1.9

       1.5

EBITDA

       11.2%

       9.7%

       12.3%

       12.2%

    Margin %

       7.7

       6.2

       5.7

       5.2

Gross Profit

       7.8%

       36.7%

       NA

       —

    Growth

      $     68.6

      $     63.7

      $     46.6

      $       42.3

Total Revenue

9/25/2005

2004

2003

2002

($ in millions)

LTM

Fiscal Year Ending January 31,

Income Statement

BB&T Capital Markets

Comparable Company Descriptions

J. Alexander’s Corporation engages in the ownership and operation of casual dining restaurants in the United States. Its menu includes beef, hardwood-
grilled steaks, seafood and chicken, pasta, salads and soups, assorted sandwiches, appetizers, and desserts, as well as alcoholic beverages.

As of August 1, 2005, the company operated 27 casual dining restaurants in Alabama, Colorado, Florida, Georgia, Illinois, Kansas, Kentucky, Louisiana,
Michigan, Ohio, Tennessee, and Texas.

J. Alexander’s Corporation was founded by Jack C. Massey, Earl Beasley Jr., and John Neff in 1970. The company is based in Nashville, Tennessee.

J. Alexander’s  Corp. (AMEX:JAX)

% Appreciation Since

52 Week

10,265

Since 2/8/05

Average Daily Volume

$10.01

High

6.5%

2/8/2005

Price as of

$8.03

2/7/2006

0.6%

$6.69

16,656

12/31/2005

Low

Since 12/31/05

$12.00

$10.00

$8.00

$6.00

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

$4.00

$2.00

$0.00

60

50

40

30

20

10

0

70

80

90

100

Financial Summary

     24.0

     24.8

     25.3

       31.2

Total Debt

     94.3

     88.9

     82.5

       85.0

Total Assets

    $         8.2

    $         7.5

    $         1.6

      $       10.5

Cash

Balance sheet

     2.8%

     3.9%

     3.6%

       2.9%

    Margin %

     3.6

     4.8

     3.8

       2.8

Net Income

     8.7%

     9.1%

     8.7%

8.5%

    Margin %

     11.0

     11.2

     9.3

       8.4

EBITDA

     35.6%

     35.0%

     34.8%

       35.2%

    Margin %

     45.0

     43.0

     37.3

       34.7

Gross Profit

     3.0%

     14.8%

     84%

       —

    Growth

    $      126.6

    $      122.9

    $      107.1

      $       98.8

Total Revenue

2005

2004

2003

2002

($ in millions)

Fiscal Year Ending December 31,

Income Statement

BB&T Capital Markets

Comparable Company Descriptions

Max & Erma’s Restaurants, Inc. engages in the ownership, operation, and franchise of restaurants in the United States.

Its restaurants offer gourmet burgers, overstuffed sandwiches, homemade pasta dishes, char grilled steak and chicken specialties, super salads, and munchies. The company’s restaurants also offer Build-Your-Own-Sundae Bar, a bathtub filled with vanilla ice cream, special sauces, and toppings along with baked chocolate chip cookies. In addition, the restaurants offer a complement of alcoholic and nonalcoholic beverages.

As of December 31, 2005, Max & Erma’s Restaurants owned and operated 79 restaurants and franchised 23 restaurants. The company was founded in 1971 and is based in Columbus, Ohio.

Max and Erma’s Restaurants, Inc. (NasdaqNM:MAXE)

% Appreciation Since

52 Week

2,269

Since 2/8/05

Average Daily Volume

$15.60

High

(39.7%)

2/8/2005

Price as of

$10.27

2/7/2006

0.3%

$10.05

3,180

12/31/2005

Low

Since 12/31/05

$18.00

$16.00

$14.00

$12.00

$10.00

$8.00

$6.00

70

60

50

40

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

$4.00

$2.00

$0.00

30

20

10

0

Financial Summary

     31.9

     31.8

     27.1

       29.9

Total Debt

     73.9

     71.1

     61.7

       62.0

Total Assets

    $         2.9

    $         2.2

    $         2.6

      $         3.4

Cash

Balance sheet

     -0.7%

     0.6%

     0.9%

       2.2%

    Margin %

     (1.3)

     1.1

     1.5

       3.3

Net Income

     5.3%

     6.2%

     6.4%

       8.1%

    Margin %

     9.8

     11.4

     10.6

       12.3

EBITDA

     74.5%

     74.2%

     75.3%

       75.5%

    Margin %

     136.8

     135.8

     125.8

       114.7

Gross Profit

     0.4%

     9.5%

     9.9%

       —

    Growth

    $      183.7

    $      183.0

    $      167.1

      $      152.0

Total Revenue

2005

2004

2003

2002

($ in millions)

Fiscal Year Ending October 31,

Income Statement

BB&T Capital Markets

Comparable Company Descriptions

   185.7

   191.1

   209.6

   132.1

Total Debt

   687.6

   657.5

   620.2

   428.8

Total Assets

  $           5.7

  $         10.8

  $          9.6

  $            8.3

Cash

   1.3%

   11.9

   8.7%

   81.1

   50.8%

   472.5

   6.7%

  $        930.2

2005

Balance sheet

   2.7%

   2.8%

   4.1%

    Margin %

   23.3

   21.3

   20.7

Net Income

Fiscal Year Ending December 31,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in millions)

Financial Summary

   9.9%

   10.9%

   14.4%

   86.1

   83.0

   72.0

   51.2%

   52.0%

   53.8%

   446.3

   394.4

   269.1

   14.8%

   51.8%

   —

  $         871.4

  $       759.0

  $         499.9

2004

2003

2002

O’Charley’s, Inc. engages in the ownership and operation of restaurant facilities under ‘O’Charley’s’, ‘Ninety Nine Restaurant and Pub’, and ‘Stoney River Legendary Steaks’ trade names primarily in the United States.

O’Charley’s offers items including USDA Choice hand-cut and aged steaks, baby-back ribs basted with tangy BBQ sauce, fresh salmon, various seafood, fresh-cut salads with special recipe salad dressing, and O’Charley’s signature caramel pie. The company’s Ninety Nine menu features approximately 75 items, including a wide selection of appetizers, soups, salads, sandwiches, burgers, beef, chicken, and seafood entrees and desserts. It also offers bar service. Its Stoney River menu features premium midwestern beef, fresh seafood, and various other gourmet entrees. The menu also offers salads and side dishes, as well as several specialty appetizers and desserts.

As of December 26, 2004, the company operated 221 O’Charley’s restaurants in 16 states in the southeast and midwest regions; 99 Ninety Nine restaurants in seven Northeastern states; and 6 Stoney River restaurants in the southeast and midwest, as well as had 1 franchised O’Charley’s restaurant in Michigan. O’Charley’s is headquartered in Nashville, Tennessee.

O’Charley’s, Inc. (NasdaqNM:CHUX)

% Appreciation Since

52 Week

198,804

Since 2/8/05

Average Daily Volume

$22.76

High

(16.7%)

2/8/2005

Price as of

$17.65

2/7/2006

11.1%

$13.10

241,163

12/31/2005

Low

Since 12/31/05

$25.00

$20.00

$15.00

$10.00

$5.00

$0.00

2,000

1,800

1,600

1,400

1,200

1,000

2/8/2005

5/10/2005

8/9/2005

11/8/2005

2/7/2006

800

600

400

200

0

BB&T Capital Markets

Comparable Company Descriptions

Tumbleweed, Inc. engages in the ownership, operation, and franchising of Tumbleweed Southwest Mesquite Grill & Bar restaurants.

As of March 23, 2003, the company owned, franchised, and licensed 57 Tumbleweed restaurants; 31 company-owned restaurants in Kentucky, Indiana, and Ohio; 20 franchised restaurants located in Indiana, Illinois, Kentucky, and Wisconsin; 6 licensed restaurants located in Germany, Jordan, Egypt, England, and Turkey.

The Tumbleweed restaurants offer both distinctively seasoned, spicier versions of burritos, enchiladas, tacos, salads, and other popular Mexican dishes, as well as an assortment of grilled steaks, ribs, pork chops, chicken, and seafood selections. It also offers appetizers, including chile con queso and chili, as well as nachos, quesadillas, buffalo chicken strips, Southwest eggrolls, and turkey wings.

Tumbleweed, Inc. (OTCPK:TMBL)

% Appreciation Since

52 Week

1,095

Since 2/28/05

Average Daily Volume

$2.40

High

0.0%

2/28/2005

Price as of

$2.00

2/6/2006

22.5%

$1.50

248

12/31/2005

Low

Since 12/31/05

60

50

40

30

20

10

2/28/2005

5/30/2005

8/29/2005

11/28/2005

0

   19.9

   37.0

  $           1.0

   -0.9%

   (0.6)

   6.9%

   4.4

   15.5%

   10.0

   6.7%

  $         64.2

   21.8

   21.5

   15.9

Total Debt

   39.4

   39.8

   34.0

Total Assets

  $           1.1

  $          2.3

  $            1.3

Cash

2005

Balance Sheet

   -4.8%

   0.1%

   -1.7%

    Margin %

   (2.9)

   0.1

   (1.0)

Net Income

Fiscal Year Ending December 31,

Income Statement

    Margin %

EBITDA

    Margin %

Gross Profit

    Growth

Total Revenue

($ in million)

Financial Summary

   7.8%

   7.5%

   6.6%

   4.7

   4.5

   3.8

   15.2%

   18.3%

   17.0%

   9.2

   10.8

   9.8

   1.8%

   3.0%

   —

  $         60.2

  $         59.1

  $          57.4

2004

2003

2002

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

BB&T Capital Markets

Appendix B: Precedent Transaction Descriptions

BB&T Capital Markets

Precedent Transaction Descriptions

Worldwide Restaurant Concepts, Inc and its subsidiaries engage in the operation, development, and franchising of the
Sizzler restaurants; the operation and development of the Part & Oscar’s restaurants; and the operation of KFC franchises. Sizzler restaurants operate in the quick-casual dining market, featuring a selection of grilled steak, chicken and seafood entrees, sandwiches, and specialy platters, as well as a fresh fruit and salad bar in a casual dining environment. Pat & Oscar’s restaurants feature a selection of pizza, pasta, chicken, ribs, and salad entrees, as well as home-made breadsticks. KFC restaurants operate in the quick-service dining market, featuring fried chicken and sandwiches, as well as various side orders, such as fries, sodas, and mashed potatoes. As of April 30, 2005, the company operated and franchised 310 Sizzler restaurants in United States, Australia, Latin America, Asia, and New Zealand; 21
Pat & Oscar’s restaurants in southern California; and 111 KFC restaurants in Australia. The company was founded in
1958 and is headquartered in Sherman Oaks, California.

Worldwide Restaurant Concepts

Pacific Equity Partners

9/23/2005

The Restaurant Company (TRC) engages in the operation and franchising of mid-scale restaurants located in 34 states and 5 Canadian provinces. As of April 18, 2004, the company owned and operated 156 and 332 franchised restaurants.
These restaurants operate under the names, ‘Perkins Restaurants and Bakery,’ ‘Perkins Family Restaurants,’ ‘Perkins
Family Restaurant and Bakery,’ and ‘Perkins Restaurant.’ The restaurants serve a variety of breakfast, lunch, and dinner entrees; and bakery products. They provide table service and are open seven days a week. The company offers cookie dough’s, muffin batters, pancake mixes, pies, and other food products for sale to restaurants operated by it and its franchises. TRC distributes bakery and food services through its manufacturing division, Foxtail Foods. The company was organized in 1985 and has its principal executive offices in Memphis, Tennessee.

The Restaurant Company

Castle Harlan

9/23/2005

Claim Jumper Restaurants offers prepared items in the United States. Its products include USDA steaks, fresh fish, rotisserie chicken, baby back pork ribs, baked pot pies, specialty salad, wood-fired pizzas, pasta, sandwiches, burgers, and others. The company provides baked goods and desserts. In addition, it offers cocktails, spirits, specialty non alcoholic beverages, wine list, and beers. Further, the company provides catering services, banquets, and gift cards.
Claim Jumper was founded by Craig Nickoloff in 1977 and is based in Irvine, California.

Claim Jumper Enterprises

Leonard Green & Partners

10/14/2005

Garden Fresh Restaurant Corp. engages in the ownership and operation of salad buffet restaurants under the names,
Souplantation and Sweet Tomatoes. Its restaurant offer salads, soups, fresh baked breads and muffins, pasta dishes, frozen yogurt, and desserts in a self-serve format. As of September 30, 2003 the company operated 97 restaurants in
Arizona, California, Colorado, Florida, Georgia, Illinois, Kansas, Missouri, Nevada, New Mexico, North Carolina,
Oregon, Texas, Utah, and Washington. Garden fresh was founded in 1983 and is headquartered in San Diego, California.

Garden Fresh Restaurant Corp.

Sun Capital Partners

10/19/2005

El Pollo Loco, Inc engages in the development, franchising, licensing and operation of quick-service restaurants in the
United States. It offers marinated flame-grilled chicken in individual and family-size meals. The company serves chicken with flour or corn tortillas; salsa; and various side orders, including Spanish rice, pinto beans, creamy coleslaw, and mashed potatoes. El Pollo Loco also provides flame-grilled chicken in various Mexican influenced entrees, including specialty chicken burnitos, chicken quesadillas, Pollo Bowls, and Pollo Salads. Each of its restaurants has a salsa bar that features various salsa prepared with serrano chilies, cilantro and other ingredients. As of June 30, 2005, El
Pollo Loco’s restaurant, system had 327 restaurants consisting of 139 company-operated and 188 franchised locations, located principally in California, with additional restaurants in Arizona, Nevada, and Texas. The company was founded in 1975 and is headquartered in Irvine, California

El Pollo Loco

Trimaran Capital Partners

11/21/2005

Close

Transaction Description

Buyer/Unit

Date

Target/Unit

Target Business Description

BB&T Capital Markets

Precedent Transaction Descriptions

Schlotzsky’s, Inc., through its wholly owned subsidiaries, engages in the franchising and operation of restaurants in the fast casual sector under the Schlotzsky’s brand. Its menu includes upscale made-to-order hot sandwiches and pizzas served on its proprietary buns and crusts, wraps, chips, salads, soups, fresh baked cookies, and other desserts, as well as beverages. In addition, the company licenses to produce Schlotzsky’s, brand meats, cheeses, potato chips, and other products for use in the Schlotzsky’s restaurant system for certain manufacturers. As of August 2, 2004, there were 513
Schlotzsky’s restaurants open and operating in 36 states, the District of Columbia, and 6 foreign countries. Of these 471 were domestic franchisee-operated restaurants, 21 international franchisee-operated restaurants, and 21 company-
operated restaurants. The company was founded in 1971 and is headquartered in Austin, Texas. Schlotzsky’s and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of United States Bankruptcy Code in August 2004.

Schlotzsky’s, Inc.

Bobby Cox Companies

1/10/2005

Uno Restaurant Corporation operates full-service restaurants under the name of Pizzeria Uno…Chicago Bar & Grill. The restaurants feature signature Chicago-style, deep-dish pizza and a selection of baked, grilled, and sauteed entrees, including gourmet thin crust pizza, pasta, fajitas, ribs, steak and chicken, as well as a variety of appetizers, salads, sandwiches, and desserts. The company under its Uno Foods subsidiary operates a consumer foods business, which supplies airlines, movie theaters, hotel restaurants, and supermarkets with both frozen and refrigerated branded and non branded products. It operates 160 full service establishments in the United States, Puerto Rico, and South Korea.

Uno Restaurants Corp.

Centre Partners

2/23/2005

Elmer’s Restaurants, Inc. operates as a franchisor and operator of full-service, family-oriented restaurants under the names of, ‘ELMER’S Breakfast o Lunch o Dinner’ and ‘Mitzel’s American Kitchen’, as well as delicatessen restaurants under the names of ‘Ashley’s Cafe’, ‘Richard’s Deli and Pub,’ and ‘Cooper’s Deli and Pub’. The ELMER’S and Mitzel’s
restaurants offer pancakes, waffles, omelets, crepes, country platters, and others for breakfast; and soups, salads, ham burgers, sandwiches, steak, seafood, chicken, pot roast, and a variety of home-style items for lunch/dinner. A special children’s menu and a limited senior menu is offered in both these restaurants. The Ashley’s, Richard’s and Cooper’s restaurants offer deli-style sandwiches, soups, salads and desserts. As of August 6, 2004, the company owned and operated 10 Elmer’s restaurants and franchised 22 Elmer’s restaurants in Washington, Oregon, California, Idaho, and
Montana. It also owned and operated 5 Mirzel's’s restaurants in the Puget Sound region of Washington and 13 delicatessen-style restaurants in Oregon.

Elmer’s Restaurants Inc

MBO Led by Chairman and
President

03/11/2005

Quality Dining, Inc and its subsidiaries engage in the development and operation of both quick service and full service restaurants in the United States. The company owns the Grady’s American Grill, Papa Vino’s Italian Kitchen, and
Spageddies Italian Kitchen concepts, as well as operates Burger King restaurants and Chili’s Grill & Bar restaurants as a franchisee. It operated 123 Burger King restaurants, 39 Chili’s Grill & Bar restaurants, 2 Grady’s American Grill restaurants, 6 Papa Vino’s Italian Kitchen restaurants, 3 Spageddies Italian Kitchen restaurants. and 1 Porterhouse Steaks and Seafood restaurant, as of February 9, 2005. Quality Dining was founded in 1981 by Daniel B. Fitzpatrick. The company is headquartered in Mishawaka, Indiana.

Quality Dining Inc.

MBO Led by CEO

04/13/2005

As of July 25, 2005, RTM Restaurant Group was acquired by Triarc Companies Inc. RTM Restaurant  Group operates as a quick service food company in the United States. It operates a portfolio of restaurants concepts, which include Arby’s
Roast Beef Restaurants and Mrs. Winner’s Chicken & Biscuits. The company was founded by Russ Umphenour in 1973 and is based in Atlanta, Georgia.

RTM Restaurant Group

Triarc Companies

7/25/2005

Taco Bueno Restaurants, Inc. operates a chain of Mexican quick-service restaurants, which offers fast-casual dining services. The company was founded in 1967 and is headquartered in Carrollton, Texas.

TB Corp./Taco Bueno

Palladium Equity Partners

8/11/2005

Close

Transaction Description

Buyer/Unit

Date

Target/Unit

Target Business Description

BB&T Capital Markets

Precedent Transaction Descriptions

Close

Transaction Description

Fresh Enterprises, Inc. is the owner and operator of the Baja Fresh Mexican Grill chain which operates a chain of over 100
Mexican food restaurants. The company was founded in 1990 and is based in Thousand Oaks, California. As of
06/21/2002, Fresh Enterprises Inc is a subsidiary of Wendy’s International Inc.

Baja Fresh Mexican Grill

Wendy’s International Inc.

12/4/2002

Qdoba Restaurants Corporation operates and franchises restaurants in the United States. The company was formed in
1995 and is based in Wheat Ridge, Colorado. Qdoba Restaurant Corporation operates as a subsidiary of Jack in the
Box, Inc.

Qdoba

Jack in the Box

1/28/2003

Ninety Nine Restaurant and Pub operates in the United States. The company operates restaurants in Connecticut,
Maine, Massachusetts, New Hampshire, Rhode Island, Vermont, New York, and Rhode Island. Its menu features a selection of appetizers, salads, sandwiches, burgers, entrees, and desserts. As of May 19, 2004, the company operated
90 restaurants. Ninety Nine Restaurant and Pub was founded in 1952 by Charlie Doe and is headquartered in Woburn,
Masschusetts. The company is owned and operated by O’Charley’s, Inc.

Ninety Nine Restaurant & Pub

O’Charley’s

1/28/2003

Montana Mills Bread Co., Inc engages in the ownership and operation of village bread stores’ that produce and sell a variety of baked goods; and satellite cafes. Its village bread stores and satellite cafes are located primarily in suburban areas in New York, Ohio, Pennsylvania, and Connecticut.

Montana Mills Bread Company

Krispy Kreme Doughnuts

4/7/2003

Cheddar’s is a casual dining restaurant chain. It has 18 company-owned locations in five states and an additional 24 restaurants in 10 states.

Cheddar’s Inc

Brazos Private Equity
Partners

11/19/2003

Operates restaurants that serve pizza, pasta, and sandwiches. It offers both offer sit down and takeout.

Chicago Pizza & Brewery Inc./
Pietro’s Pizza Restaurants

Private Group led by Ken
Bay and Ray David

2/17/2004

Garden Fresh Restaurants Corp. engages in the ownership and operation of salad buffet restaurants under the names,
Souplantation and Sweet Tomatoes. Its restaurants offer salads, soups, fresh baked breads and muffins, pasta dishes, frozen yogurt, and desserts in a self-serve format. As of September 30, 2003, the company operated 97 restaurants in Arizona,
California, Colorado, Florida, Georgia, Illinois, Kansas, Missouri, Nevada, New Mexico, North Carolina, Oregon, Texas,
Utah, and Washington. Garden Fresh was founded in 1983 and is headquartered in San Diego, California.

Garden Fresh Restaurant Corp.

Centre Partners/Fairmont
Capital

3/10/2004

Mimi’s Cafe, Inc offers various food products in New Orleans cafes and European bistros. Its menu includes approximately 100 items, which include breakfast, lunch, and dinner items with various flavors. The company’s menu features American comfort foods, such as Chicken Pot Pie and Pot Roast, as well as a comprehensive selection of ethnic cuisine and seafood favorites, such as Pasta Jambalaya and Hibachi Salmon, and beer and wine. As of December 31,
2003, the company owned and operated 78 restaurants including 47 in California, 9 in Arizona, 6 in Colorado, 4 in
Texas, 3 in Nevada, 3 in Utah, 2 in Florida, 2 in Kansas, 1 in New Mexico, and 1 in Oklahoma. Mimi’s Café was
founded by Thomas M. Simms in 1978 and is headquartered in Tustin, California. As of 07/07/2004, Mimi’s Café Inc
is a subsidiary of Bob Evans Farms Inc.

Mimi’s Café

Bob Evans Farms

7/7/2004

Cinnabon World Famous Cinnamon Rolls are sold in over 600 franchised bakeries located in 40 states and 26 countries. Cinnabon was acquired by FOCUS Brands, Inc. the holding company through which Roark owns Carvel
Corporation. FOCUS Brands is now the 31st largest restaurant company with over 1,200 ice cream stores and bakeries in the U.S. and 37 countries.

APC Enterprises/Cinnabon

Roark Capital Group

11/4/2004

Captain D’s, Inc. operates restaurants in the United States. Its restaurants’ menu includes fried, baked, and broiled fish and shrimp dishes; seafood-stuffed crab shells; chicken; and side items, such as corn, baked potato, cole slaw, tossed salads, hushpuppies, and dessert. The company also offers seasonal seafood favorites. The company was founded in
1969 and is headquartered in Nashville, Tennessee.

Lone Star Funds/Captain D’s

Charlesbank, Grotech
Partners

12/27/2004

Target Business Description

Target/Unit

Buyer/Unit

Date

BB&T Capital Markets

Precedent Transaction Descriptions

Interfoods of America, Inc. through its wholly owned subsidiary, Sailormen Inc, engages in franchising and operating
Popeye’s/ registered trademark/chicken and biscuits (Popeye’s) restaurants. The Popeye’s menu features spicy fried chicken, seafood dishes, and side items, such as red beans and rice, french fries, mashed potatoes with gravy, cole slaw, and cajun rice. As of September 30, 2001, the company operated 1,540 restaurants worldwide. Interfoods of America,
Inc, formerly known as Sobik’s Subs, Inc, was incorporated in 1994.

Interfoods of America

MBO/Berg (CEO) and
Wemple (President)

4/1/2002

Shoney’s Inc. engages in operating and franchising a chain of restaurants under the names of Shoney’s restaurants and
Captain D’s Seafood in the United States. As of February 17, 2002, it owned, operated, and franchised approximately 935restaurants, including 522 company-owned and 413 franchised restaurants. The company was founded in 1951 and is headquartered in Nashville, Tennessee.

Shoney’s, Inc.

Lone Star Funds

4/10/2002

Bon Appetit offers food service management by providing café and catering services to corporations, universities, and specialty venues. Bon Appetit was formed in 1987 and is based in Palo Alto, California.

Bon Appetit

Compass Group

5/24/2002

Morton’s Restaurants Group, Inc. engages in the ownership and operation of restaurants under the names of The
Steakhouse and Trattorias restaurants. As of March 30, 2005, it owned and operated 68 Morton’s The Steakhouse restaurants and 4 Bertolini’s Authentic Trattoria restaurants. The company operates its restaurants in the United States;
Honolulu, Hawaii; San Juan, Puerto Rico,  Toronto and Vancouver, Canada; Singapore; and Hong Kong. Morton’s
Restaurants Group’s steakhouses offer steak, featuring USDA prime aged beef in the United States, as well as lamb, poultry, and seafood. Their dessert menu features Godiva chocolate cake, New York cheesecake, soufflés, and traditional desserts; and a selection of wines. Bertolini’s restaurants provide lunch and dinner in a casual dining atmosphere.
Morton’s Restaurant Group, formerly known as Quantum Restaurant Group, Inc, was founded in 1978. The company is based in New Hyde Park, New York.

Morton’s Restaurant Group

Castle Harlan

7/25/2002

ICH Corporation engages in the ownership and operation of restaurants through its wholly owned subsidiary, Sybra,
Inc. Sybra operates Arby’s restaurants as a franchisee of Arby’s, Inc Of these, certain restaurants were free-standing units, with the remaining restaurants located in shopping malls or as part of food courts within malls. Each of Sybra’s
Arby’s restaurants offers a menu of food items, including roast beef, chicken, turkey, and ham sandwiches. The Arby’s menu also includes potato products, salads, and soft drinks. In addition, the restaurants sell various promotional products, normally on a limited-time basis. Some of Sybra’s Arby’s restaurants also serve breakfast, including eggs and breakfast meatselections.

ICH Corp./Sybra Inc
(Arbys franshisee)

Triarc Companies Inc

7/25/2002

Buffets, Inc. engages in the ownership and operation of restaurants in the United States. The company operates its restaurants principally under the names, Old Country Buffet and HomeTown Buffet. Its breakfast menu comprises carved ham, fresh fruit, bacon biscuits and country gravy, eggs benedict, waffles, corned beef hash, buttermilk pan cakes, French toast, country fried steak, sausage, pastries and donuts, scrambled eggs, and quiche. The company’s lunch and dinner menu consists of macaroni and cheese, hand-breaded fried chicken, baked chicken, baked fish and fried fish, mashed potatoes and gravy assorted vegetable side dishes, ‘build-your-own’ salad bar, fresh salads, various desserts, and hot and cold beverages. Buffets, Inc operates primarily in the midscale family dining industry.
As of April 6, 2005, it had 354 company-owned restaurants and 19 franchised locations. Buffets, Inc was founded by Roe Hatlen and C. Dennis Scott in 1983. The company is headquartered in Eagan, Minnesota. Buffets,
Inc is a wholly owned subsidiary of Buffets Holdings, Inc.

Buffet’s, Inc

Caxion Iseman Capital

8/5/2002

Close

Transaction Description

Buyer/Unit

Date

Target/Unit

Target Business Description

BB&T Capital Markets

Precedent Transaction Descriptions

IL Fornaio (America) Corporation operates 25 full-service, Italian restaurants serving Italian cuisine based on regional recipes. Its restaurants offer pasta, poultry, meat, fish, pizza, soups, salads, and desserts. The company also sells Italian bakery products to the wholesale and retail market, including grocery stores, specialty retailers, hotels, and other restaurants. In addition, the company operates a retail market in its restaurants, which sells baked goods, prepared foods, and a variety of IL Fornaio-brand products. At December 31, 2000, the company owned and operated 25 restaurants and three wholesale bakeries in California, Portland, Oregon: Las Vegas, Nevada, Denver and Broomfield,
Colorado; Seattle, Washington; Atlanta, Georgia and Scottsdale, Arizona.

IL Fornaio America

Bruckmann, Rosser,
Sherrill

5/14/2001

Chicago Pizza & Brewery, Inc engages in the ownership and operation of restaurants located in California, Oregon,
Colorado, Arizona, and Texas. It also has a licensing interest in a restaurant in Lahaina, Maui, Hawaii. Its restaurants principally offer signature deep-dish pizza and its own handcrafted beers, as well as selection of appetizers, entrees, pastas, sandwiches, specialty salads, and desserts.

Chicago Pizza and Brewery Inc.

BJ Chicago and
Jaonar Cos

7/16/2001

Vinny Testa’s Restaurants operates nine restaurants, eight in Massachusetts and one in Pennsylvania. The restaurants offer Italian food, with catering and banquet facilities. The restaurant group is based in Boston, Massachusetts. As of
12/17/2001 Vinny Testa’s of Boston is a subsidiary of BUCA, Inc

Vinny Testa’s of Boston

BUCA Inc

1/15/2002

McCormick & Schmleks’s  Seafood Restaurants, Inc. operates seafood restaurants in the United States. Its menu includes made-to-order dishes, such as Atlantic lobster, Dungeness crab, and Alaskan halibut, as well as seasonal products, such as wild king salmon, Columbia River sturgeon, Sashimi grade tuna, Hawaiian catch, and various cold water oysters.
The company also offers prime aged beef, creative salads, and fresh pasta dishes. In addition, it offers a selection of liquors, wines, and beers. As of November 7, 2005, the company operated 59 restaurants in 24 states. The company also provides management services to two additional restaurants. The company was co-founded by William P.
McCormick and Douglas L. Schrmick in 1972. McCormick & Schmick’s Seafood is headquartered in Portland, Oregon.

McCormick & Schmleks

Castle Harian and
Bruckman Rosser

1/24/2002

Houlihan’s Restaurants, Inc owns and operates more than 78 casual dining restaurants. Its menu includes sandwiches, burgers, pasta, steaks, appetizers, salads, and desserts. The company operates the restaurants under Houlihan’s
Restaurants & Bar name, Bristol Bar & Grill, Darryl’s and J. Gilbert’s Wood-Fired Steaks. Houlihan’s was founded in
1972 and is based in Leawood, Kansas.

Houlihans Restaurants

Scoggin Ventures

2/2/2002

Santa Barbara Restaurant Group, Inc engages in the food service industry. The company operates 25 Timber Lodge
Steakhouse restaurants in seven States located throughout the United States; 45 La Salsa restaurants located in
California and Nevada; and five Green Burrito restaurants located in California. It also franchises 47 La Salsa units, and 35 Green Burritos stand-alone restaurants, one Timber Lodge restaurant, and 216 dual concept franchise restaurants.
SantaBarbara Restaurants feature a menu of traditional Mexican food items. Mexican food items includes burritos, tostadas, enchiladas, tacos, gorditas, chilli rellenos, tortilla soup, appetizers, soft drinks, and non-alcoholic Mexican drinks, and a variety of condiments, such as jalapeno pappers, hot sauce, and mild and hot salsa, are available at self-serve salsa bars. In addition, the company has a Mexican breakfast menu, including Huevos Rancheros, breakfast burritos, chorizo and egg burritos, tostados rancheros, and orange juice. As on 30/01/2002 Santa Barbara Restaurant
Group, Inc is a subsidiary of CKE Restaurant Group, Inc

Santa Barbara Restaurant
Group, Inc.

CKE Restaurants Inc
(NYSE:CKR)

03/01/2002

Close

Transaction Description

Buyer/Unit

Date

Target/Unit

Target Business Description

BB&T Capital Markets

Precedent Transaction Descriptions

Pizza Hut restaurants offer twisted crust, stuffed crust, thin and crispy, and personal pan Pizza varieties. They also serve apperizers, pastas, and desserts. The company is owned and franchised by YUM Brands.

Yum! Brands Inc/Tricon
Global/Pizza Hut

NPC International, Inc.

6/8/2000

In February 2000, TCBY Enterprises, Inc entered into an agreement and plan of merger with CI Merger Co. and
Capricorn Investors III, LP., providing for, among other things, the merger of CI Merger into the company with the company becoming a majority owned subsidiary of Capricorn. TCBY Enterprises, Inc, as of March 24, 2000, was
engaged in manufacturing and selling through its subsidiaries, soft serve frozen yogurt and sorber, hardpack frozen yogurt and ice cream, and frozen novelty products; franchising locations under the TCBY® and juice Works®brands;
and marketing foodservice equipment.

TCBY, Inc.

Capricorn Investors

6/28/2000

EI Torito is an operator of a chain of restaurants in California, specializing in Mexican cuisine.

Prandium Inc/EI Torito
Restaurants

Acapuleo Mexican
Restaurants, Inc.

6/29/2000

Popeyes Chicken & Biscuits operates quick-service restaurants in the United States. It offers chicken meals, family meals, boneless chicken, sandwiches, seafood, buttermilk biscuits, and desserts. The company was founded in 1972 and is based in Atlanta, Georgia with an additional office in Canada.

71 Popeye’s Chicken & Biscuits

Interfoods of America

9/19/2000

Buffets, Inc. engages in the ownership and operation of restaurants in the United States. The company operates its restaurants principally under the names, Old Country Buffet and HomeTown Buffet, Buffets. Inc operates primarily in the midscale family dinning industry. As of April  6, 2005, it had 354 company-owned restaurants and 19 franchised locations. Buffets, Inc. was founded by Roe Harlen and C. Dennis Scott in 1983. The company is headquartered in
Eagan, Minnesota. Buffets, Inc. is a wholly owned subsidiary of Buffets Holdings, Inc

Buffet's’s Inc.

Caxton-Iserman

10/12/2000

Taco Cabana, Inc operates a chain of Tex-Mex patio style quick service restaurants located primarily in the southwestern
United States. Taco Cabana restaurants feature portions Tex-Mex and traditional Mexican style food. As of 12/19/2000,
Taco Cabana, Inc is a subsidiary of Carrols Corporation.

Taco Cabana, Inc.

Carrols Corp.

12/19/2000

Rainforest Café, Inc, prior to the acquisition was engaged in owning, operating, and licensing themed restaurant/retail facilities under the name “Rainforest Café-A Wild Place to Shop and Eat”. Each Rainforest Café consisted of a
Restaurant and a Retail Village. The Restaurant offered a menu of food and beverage items. The Retail Village featured apparel, toys, and gifts with the Rainforest Café logo and other items reflecting the rain forest theme. Rainforest Cafe,
Incis a subsidiary of Landry’s Restaurants Inc.

Rainforest Cafe

Landry’s Restaurants

12/20/2000

Uno Restaurant Corporation operates full-service restaurants under the name of Pizzeria Uno…Chicago Bar & Grill.
The restaurants feature signature Chicago-style, deep-dish pizza and a selection of baked, grilled and sauteed entrees, including gourmet thin crust pizza, pasta, fajitas, ribs, steak and chicken, as well as variety of appetizers, salads, sandwiches, and desserts. The company under its Uno Food subsidiary operates a consumer foods business, which supplies airlines, movie theaters, hotel restaurants, and supermarkets with both frozen and refrigerated branded and non branded products. It operates 160 full service establishments in the United States, Puerto Rico, and South Korea.

Uno Restaurant Corp./Pizzeria Uno

MBO/Uno Management

1/18/2001

Close

Transaction Description

Buyer/Unit

Date

Target/Unit

Target Business Description

BB&T Capital Markets

Precedent Transaction Descriptions

Sbarro, Inc. engages in the ownership, operation, and franchising of quick-service restaurants. It serves various Italian specially foods under the names of ‘Sbarro, ‘Sbarro The Italian Eatery”, “Cafe Sbarro”, “Umbertos”, “Tony and
Brunos’, and “La Curito” names. The company’s restaurants are family oriented restaurants, offering cafeteria and buffet style quick service. Sbarro restaurants feature a menu of Italian food, including pizza with toppings; a selection of pasta dishes, and other hot and cold Italian entrees, salads; sandwiches; cheesecake, and other desserts. The company’s restaurants are primarily located in shopping malls, downtown locations, toll roads, airports, sports areas, hospitals, convention centers, university campuses, and casinos. As of January 2, 2005, Sbarro operated 927 Sbarro quick-service restaurants, consisting of 511 company-owned and 416 franchised restaurants located in 46 States, the District of Columbia, the Commonwealth of Puerto Rico, certain United States territories, and 26 countries worldwide. The company was founded in 1959 by Gennaro and Carmela Sbarro.

Sbarro Inc.

MBO/Sbarro Management

6/1/2000

Pizza Hut restaurants offer twisted crust, stuffed crust, thin and cripsy, and personal pan pizza varieties. They also serve appetizers, pastas, and desserts. The company is owned and franchised by YUM Brands.

Yum!Brands Inc./Tricon
Global/Pizza Hut

NPC International, Inc

6/8/2000

In February 2000, TCBY Enterprises, Inc entered into an agreement and plan of merger with CI Merger Co. and Capricorn
Investors III, LP., providing for, among other things, the merger of CI Merger into the company with the company becoming a majority owned subsidiary of Capricorn. TCBY Enterprises, Inc. as of March 24, 2000.was engaged in manufacturing and selling through its subsidiaries, soft serve frozen yogurt and sorbet, hardpack frozen yogurt and ice cream, and frozen novelty products; franchising locations under the TCBY® and juice Works® brands; and marketing foodservice equipment.

TCBY, Inc

Capricorn Investors

6/28/2000

EL Torito is an operator of a chain of restaurants in California, specializing in Mexican cuisine.

Prandium Inc/EI Triton Restaurants

Acapulco Mexican
Restaurants, Inc

6/29/2000

Popeye’s Chicken & Biscuits operates quick-service restaurants in the United States. It offers chicken meals, family meals, boneless chicken, sandwiches, seafood, buttermilk biscuits, and desserts. The company was founded in 1972 and is based in Atlanta, Georgia with an additional office in Canada.

71 Popeye’s Chicken & Biscuits

Interfoods of America

9/19/2000

Buffet’s, Inc. engages in the ownership and operation of restaurants in the United States. The company operates its restaurants principally under the names, Old Country Buffet and HomeTown Buffet. Buffets, Inc. operates primarily
In the midscale family dining industry. As of April  6, 2005, it had 354 company-owned restaurants and
19 franchised locations. Buffets, Inc was founded by Roe Harlen and C. Dennis Scott in 1983. The company is headquartered in Eagan, Minnesota. Buffets, Inc. is a wholly owned subsidiary of Buffets Holdings, Inc

Buffet’s, Inc.

Caxton-Iserman

10/12/2000

Taco Cabana, Inc operates a chain of Tex-Mex patio style quick service restaurants located primarily in the southwestern
United States. Taco Cabana restaurants feature portions Tex-Mex and traditional Mexican style food. As of 12/19/2000,
Taco Cabana, Inc is a subsidiary of Carrols Corporation.

Taco Cabana, Inc

Carrols Corp.

12/19/2000

Rainforest Café Inc, prior to the acquisition, was engaged in owning, operating, and licensing themed restaurant/retail facilities under the name “Rainforest Café-A Wild Place to Shop and Eat”. Each Rainforest Café consisted of a Restaurant and a Retail Village. The Restaurant offered a menu of food and beverage items. The Retail Village featured apparel, toys, and gifts with the Rainforest Café logo and other items reflecting the rain forest theme. Rainforest cafe, Inc is a subsidiary of Landry’s Restaurants Inc.

Rainforest Café

Landry’s Restaurants

12/20/2000

Uno Restaurant Corporation operates full-service restaurants under the name of Pizzeria Uno...Chicago Bar & Grill. The restaurants feature signature Chicago style, deep-dish pizza and a selection of baked, grilled, and sautéed entrees, including gourmet thin crust pizza, pasta, falitas, ribs, steak and chicken, as well as a variety of appetizers, salads, sandwiches, and desserts. The company under its Uno Foods subsidiary operates a consumer foods business, which supplies airlines, movie theaters, hotel restaurants, and supermarkets with both frozen and refrigerated branded and non branded products. It operates 160 full service establishments in the United States, Puerto Rico, and South Korea.

Uno Restaurant Corp./Pizzeria Uno

MBO/Uno Management

1/18/2001

Close

Transaction Description

Buyer/Unit

Date

Target/Unit

Target Business Description

BB&T Capital Markets

Appendix C: Size Discount, Illiquidity Discount
and Control Premium Discussion

BB&T Capital Markets

Size Discount, Illiquidity Discount and Control Premium Discussion
Size Discount

Size Discount: It is well established that investments in companies of small size are considered by investors to be more risky than investments in large companies. As a result, all other things being equal, investments in smaller companies are viewed as less valuable than investments in larger companies (and hence have lower market based valuation measures, or multiples).
Since the majority of the companies we used for benchmarks of value in our comparable company analysis and precedent transaction analysis are considerably larger than BRAI, we deemed it to be appropriate to adjust our analysis in order to compensate for the relatively higher perceived investment risk of BRAI.

After considering the difference in size between BRAI and the comparable companies and transactions we analyzed, we determined that a size discount for use in our analysis was necessary.

In order to determine the appropriate size discount for BRAI, we analyzed the size premiums in Stocks, Bonds, Bills, and
Inflation ("SBBI") Yearbook (2003), published by Ibbotson Associates.

According to the breakdown of deciles in SBBI, using the median market capitalization of the comparable companies analysis and the median transaction value of the precedent transactions, both fall into the 10a decile, which has a market capitalization range of $64.8 million to $141.5 million. The appropriate size premium for this decile is 3.98%.

According to the breakdown of deciles in SBBI, using the market capitalization of BRAI (at a price of 50.70 per share)
and the Transaction value, both fall into the 10b decile, which has a market capitalization range of $0.5 million to $64.8 million. The appropriate size premium for this decile is 9.16%.

By comparing the relative premiums, we determined the required rate of return premium attributable only to size, allowing us to determine an appropriate adjustment to valuation results derived from comparison of transaction metrics involving companies far larger than BRAI.

We judgmentally combined this discount to size with the discount to illiquidity as discussed on page 58.

BB&T Capital Markets

Size Discount, Illiquidity Discount and Control Premium Discussion
Illiquidity Discount

Illiquidity Discount:  Investors require a discount for investing capital in firms whose ownership is illiquid.

Private ownership, restricted stock, small public float, or other illiquid conditions make the target firm more risky.

Academic studies have quantified the investor bias away from illiquid securities.

The final "equity value" (derived from methods as comparable publicly-traded companies analysis) is discounted by the illiquidity discount to arrive at an adjusted "equity value".

The illiquidity discount refers only to the nature of the shares (illiquidity and trading efficiency) and not the size of the firm.

BB&T Capital Markets

Size Discount, Illiquidity Discount and Control Premium Discussion
Illiquidity Discount

In studies of illiquid securities researchers have found:

Restricted securities trade at significant discounts to publicly traded shares in the same company

Maher (1976) examined restricted stock purchases made by four mutual funds in the period 1969-73 and concluded that they traded at an average discount of 35.43% to publicly traded stock in the same companies

Moroney (1973) reported a mean discount of 35% for acquisitions of 146 restricted stock issues by 10 investment companies, using data from 1970

In a study of this phenomenon, Silber (1991) finds that the median discount for restricted stock is 33.75%

We believe that the impact on the value of BRAI due to illiquidity is not as significant as the impact demonstrated through studies and correspondingly have chosen to judgmentally add a smaller discount for illiquidity to the combined size and illiquidity discount applied.

J. Michael Maher, “Discounts for Lack of Marketability for Closely Held Business Interests,” Taxes (September 1976): 562-571

Robert E. Moroney, “Most Courts Overvalue Closely Held Stocks,” Taxes (March 1973): 144-154

William L. Silber, “Discounts on Restricted Stock: The Impact of Illiquidity on Stock Prices,” Financial Analysts Journal (July-August 1991): 60-64

BB&T Capital Markets

Size Discount, Illiquidity Discount and Control Premium Discussion
Control Premium

Control Premium: When a public company is sold, shareholders normally demand a premium over the current stock price.
The “premium paid” is easily quantified. Private companies experience a similar phenomenon, the “control premium”

For this analysis, a median of the acquisition premiums as found in a premiums paid analysis was used to arrive at a control premium

A minority discount can then be extrapolated from the control premium to arrive at a minority valuation. In this analysis, we used a control premium of 31.5%

Source: Mergerstat.

Median Premiums (1) in Public Takeovers Based on the Target’s Stock Price 5
Trading Days Prior to Acquisition Announcement (1996 - 2005)

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

27.3%

27.5%

30.1%

34.6%

41.1%

40.5%

34.4%

31.6%

23.4%

24.1%

10 Year Average:
31.5%